--------------------------------------------------------------------------------
                                                     Free Writing Prospectus for
                                 Carrington Mortgage Loan Trust, Series 2006-NC4
                           (filed pursuant to Rule 433; SEC file No. 333-134218)

SUBJECT TO REVISION Dated September 18, 2006

[CCM LOGO]
Carrington Capital Management

MBS NEW ISSUE FREE WRITING PROSPECTUS

$1,550,814,000 (APPROXIMATE)

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
ASSET-BACKED PASS-THROUGH CERTIFICATES

CARRINGTON SECURITIES, LP
Sponsor

NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
Originators

NEW CENTURY MORTGAGE CORPORATION
Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
Issuing Entity

SEPTEMBER 18, 2006

--------------------------------------------------------------------------------
Citigroup Global Markets Inc.                                   [citigroup LOGO]

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change by information contained in a preliminary prospectus relating to the Offered
Certificates. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered
Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have conveyed to you a preliminary prospectus relating to the Offered Certificates and we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered
Certificates or any similar security and the underwriter's obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered
Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such
Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-248-3580.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        1

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                          $1,550,814,000 (APPROXIMATE)

                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
                     ASSET-BACKED PASS-THROUGH CERTIFICATES

                            CARRINGTON SECURITIES, LP
                                     Sponsor

             NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
                                   Originators

                        NEW CENTURY MORTGAGE CORPORATION
                                    Servicer

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    Depositor

                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4
                                 Issuing Entity

TRANSACTION HIGHLIGHTS

                                                                                                 PRINCIPAL
                                                                                               DISTRIBUTION
OFFERED                                                 EXPECTED RATINGS     AVG LIFE(2)        WINDOW (2)       INITIAL CREDIT
CLASSES    BALANCE(3)    DESCRIPTION(4)   BENCHMARK   (MOODY'S/S&P/FITCH)   CALL(1) / MAT      CALL(1) / MAT       SUPPORT (%)
-------------------------------------------------------------------------------------------------------------------------------

 A-1      $298,834,000       FLT/SEN       1M LIBOR      Aaa / AAA / AAA     0.99 / 0.99     1 - 21 / 1 - 21          25.95
 A-2      $133,319,000       FLT/SEN       1M LIBOR      Aaa / AAA / AAA     2.00 / 2.00    21 - 28 / 21 - 28         25.95
 A-3      $218,928,000       FLT/SEN       1M LIBOR      Aaa / AAA / AAA     3.00 / 3.00    28 - 66 / 28 - 66         25.95
 A-4      $ 97,644,000       FLT/SEN       1M LIBOR      Aaa / AAA / AAA     6.02 / 8.04    66 - 73 / 66 - 173        25.95
 A-5      $450,000,000       FLT/SEN       1M LIBOR      Aaa / AAA / AAA     1.30 / 1.30     1 - 28 / 1 - 28          25.95
 M-1      $ 91,462,000      FLT/MEZZ       1M LIBOR      Aa1 / AA+ / AA+     4.88 / 5.36    48 - 73 / 48 - 150        20.30
 M-2      $ 76,084,000      FLT/MEZZ       1M LIBOR       Aa2 / AA / AA      4.53 / 5.00    43 - 73 / 43 - 142        15.60
 M-3      $ 25,091,000      FLT/MEZZ       1M LIBOR      Aa2 / AA- / AA-     4.41 / 4.86    42 - 73 / 42 - 133        14.05
 M-4      $ 42,089,000      FLT/MEZZ       1M LIBOR       A1 / A+ / A+       4.36 / 4.79    41 - 73 / 41 - 129        11.45
 M-5      $ 29,948,000      FLT/MEZZ       1M LIBOR        A2 / A / A        4.31 / 4.72    40 - 73 / 40 - 123         9.60
 M-6      $ 21,854,000      FLT/MEZZ       1M LIBOR       A3 / A- / A-       4.28 / 4.66    39 - 73 / 39 - 117         8.25
 M-7      $ 25,901,000      FLT/MEZZ       1M LIBOR    Baa1 / BBB+ / BBB+    4.26 / 4.61    38 - 73 / 38 - 112         6.65
 M-8      $ 16,997,000      FLT/MEZZ       1M LIBOR     Baa1 / BBB / BBB     4.24 / 4.56    38 - 73 / 38 - 105         5.60
 M-9      $ 22,663,000      FLT/MEZZ       1M LIBOR    Baa3 / BBB- / BBB-    4.24 / 4.50    37 - 73 / 37 - 99          4.20
M-10(5)   $ 24,282,000      FLT/MEZZ       1M LIBOR      Ba1 / BB+ / NR      4.21 / 4.35    37 - 73 / 37 - 90          2.70

1.   Certificates are priced to the 10% optional clean-up call.

2.   Based on the pricing prepayment assumption described herein.

3.   Certificate sizes are approximate, subject to a +/- 5% variance in the outstanding principal balance of the Mortgage Loans.

4.   For the Interest Accrual Period for each Distribution Date after the date on which the aggregate principal balance of the Mortgage Loans remaining in the mortgage pool is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the related margin will increase to 2.0 times the related margin for each Class A Certificate and 1.5 times for any Mezzanine Certificate.

5.   The Class M-10 Certificates are not offered hereby.

PRICING PREPAYMENT ASSUMPTION

2-YEAR AND SHORTER FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in
month 1, building to 30.0% CPR by month 12; 30.0% CPR for months 13-22; 60.0%
CPR for months 23-27; 35.0% CPR for months 28 and thereafter.

3-YEAR AND LONGER FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in
month 1, building to 30.0% CPR by month 12; 30.0% CPR for months 13-34; 60.0%
CPR for months 35-39; 35.0% CPR for months 40 and thereafter.

FIXED-RATE MORTGAGE LOANS: 4.0% CPR growing to 23.0% CPR over 12 months and remaining at 23.0% CPR thereafter.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        2

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

TRANSACTION OVERVIEW

ISSUING ENTITY:                  Carrington Mortgage Loan Trust, Series
                                 2006-NC4.

DEPOSITOR:                       Stanwich Asset Acceptance Company, L.L.C.

SPONSOR:                         Carrington Securities, LP.

ORIGINATORS:                     New Century Mortgage Corporation & Home123
                                 Corporation.

SERVICER:                        New Century Mortgage Corporation.

TRUSTEE:                         Wells Fargo Bank, N.A.

CUSTODIAN:                       Deutsche Bank National Trust Company.

LEAD MANAGER:                    Citigroup Global Markets Inc.

CO-MANAGER:                      Barclays Capital Inc.

SELECTED DEALER:                 Carrington Investment Services, LLC, an
                                 affiliate of the Depositor and Sponsor.

SWAP COUNTERPARTY:               Swiss Re Financial Products Corporation.

RESPONSIBLE PARTY:               NC Capital Corporation. The responsible party
                                 makes certain representations and warranties
                                 with respect to the Mortgage Loans and has
                                 certain obligations with respect to the
                                 repurchase and substitution of the Mortgage
                                 Loans.

OFFERED CERTIFICATES:            Approximately $1,198,725,000 senior
                                 floating-rate certificates consisting of the
                                 Class A-1, Class A-2, Class A-3, Class A-4 and
                                 Class A-5 Certificates (together, the "Class A
                                 Certificates") and approximately $352,089,000
                                 mezzanine floating rate certificates consisting
                                 of the Class M-1, Class M-2, Class M-3, Class
                                 M-4, Class M-5, Class M-6, Class M-7, Class M-8
                                 and Class M-9 Certificates (together with the
                                 Class M-10 Certificates, the "Class M
                                 Certificates" or the "Mezzanine Certificates").
                                 The Class A Certificates and the Mezzanine
                                 Certificates (other than the Class M-10
                                 Certificates) are referred to herein as the
                                 "Offered Certificates". The Offered
                                 Certificates and the Class M-10 Certificates
                                 are backed by adjustable-rate and fixed-rate,
                                 interest-only, balloon and fully-amortizing,
                                 first lien and second lien, closed-end,
                                 subprime, mortgage loans (the "Mortgage
                                 Loans").

NON-OFFERED CERTIFICATES:        The Class M-10, Class CE, Class P and Class R
                                 Certificates will not be offered pursuant to
                                 the Preliminary Prospectus or the prospectus.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        3

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

MORTGAGE LOANS:                  As of September 1, 2006, the Mortgage Loans
                                 will consist of approximately 7,490
                                 adjustable-rate and fixed-rate, interest-only,
                                 balloon and fully-amortizing, first and second
                                 lien, closed-end, subprime mortgage loans, with
                                 a scheduled principal balance of approximately
                                 $1,618,805,146.

                                 As of the the close of business on August 31,
                                 2006, none of the Mortgage Loans (to be
                                 included in the mortgage pool as of the Closing
                                 Date) were 30 or more days delinquent in the
                                 payment of principal and/or interest.

                                 To Carrington Securities, LP's knowledge,
                                 approximately 33.68% of the first-lien Mortgage
                                 Loans are secured by mortgaged properties with
                                 respect to which second-lien mortgage loans
                                 were originated at the same time as the
                                 first-lien Mortgage Loan. These second-lien
                                 mortgage loans may or may not be part of the
                                 mortgage pool. The owners of the mortgaged
                                 properties may obtain second-lien mortgage
                                 loans at any time without the Sponsor's
                                 knowledge and, thus, more mortgaged properties
                                 than described above may also secure
                                 second-lien mortgage loans.

EXPECTED PRICING DATE:           On or about September 20, 2006.

CLOSING DATE:                    On or about September 28, 2006.

CUT-OFF DATE:                    September 1, 2006.

DISTRIBUTION DATE:               The 25th day of each month (or if such 25th day
                                 is not a business day, the next succeeding
                                 business day) commencing in October 2006.

RECORD DATE:                     The business day immediately preceding each
                                 Distribution Date.

DELAY DAYS:                      Zero days on all Class A and Mezzanine
                                 Certificates.

DUE PERIOD:                      The Due Period with respect to any Distribution
                                 Date commences on the second day of the month
                                 immediately preceding the month in which such
                                 Distribution Date occurs and ends on the first
                                 day of the month in which such Distribution
                                 Date occurs.

INTEREST ACCRUAL PERIOD:         The Interest Accrual Period for any
                                 Distribution Date and for the Class A
                                 Certificates and Mezzanine Certificates is the
                                 period commencing on the Distribution Date of
                                 the month immediately preceding the month in
                                 which the Distribution Date occurs or, in the
                                 case of the first Distribution Date, commencing
                                 on the Closing Date, and ending on the day
                                 preceding the Distribution Date. All
                                 distributions of interest on the Class A
                                 Certificates and Mezzanine Certificates will be
                                 based on a 360-day year and the actual number
                                 of days in the applicable Interest Accrual
                                 Period.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        4

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

PREPAYMENT PERIOD:               The Prepayment Period with respect to any
                                 Distribution Date is the calendar month
                                 immediately preceding the month in which the
                                 Distribution Date occurs.

ERISA CONSIDERATIONS:            Subject to the considerations described in
                                 "Certain ERISA Considerations" in the
                                 Preliminary Prospectus (specifically, in both
                                 the preliminary prospectus supplement and in
                                 the prospectus which together comprise the
                                 Preliminary Prospectus), the Class A-1 and
                                 Class A-2 Certificates are expected to be
                                 eligible for purchase by persons investing
                                 assets of employee benefit plans, individual
                                 retirement accounts or other retirement
                                 accounts or arrangements, provided that certain
                                 conditions are met. The depositor does not
                                 intend to rely on the Underwriter Exemption, as
                                 described in "Certain ERISA Considerations" in
                                 the Preliminary Prospectus (specifically, in
                                 both the preliminary prospectus supplement and
                                 in the prospectus which together comprise the
                                 Preliminary Prospectus), for the purchase and
                                 holding of the Class A-1 and Class A-2
                                 Certificates prior to the termination of the
                                 Swap Agreement described in the Preliminary
                                 Prospectus. Fiduciaries of plans subject to
                                 ERISA or Section 4975 of the Internal Revenue
                                 Code are encouraged to consult with their legal
                                 advisors before investing in the Class A-1 or
                                 Class A-2 Certificates.

                                 Until the Swap Agreement terminates in May
                                 2010, the Class A-3 Certificates, the Class A-4
                                 Certificates, the Class A-5 Certificates and
                                 the Mezzanine Certificates may not be purchased
                                 by or transferred to pension, profit-sharing or
                                 other employee benefit plans subject to ERISA,
                                 as well as individual retirement accounts,
                                 Keogh plans and other plans subject to Section
                                 4975 of the Internal Revenue Code, as well as
                                 any entity holding "plan assets" of any of the
                                 foregoing (each, a "Benefit Plan"). Each
                                 purchaser and transferee of a Class A-3
                                 Certificate, a Class A-4 Certificate, a Class
                                 A-5 Certificate or a Mezzanine Certificate or
                                 any interest therein will be deemed to have
                                 represented, by virtue of its acquisition or
                                 holding of such certificate or interest
                                 therein, that it is not a Benefit Plan.

LEGAL INVESTMENT:                The Offered Certificates will NOT constitute
                                 "mortgage related securities" for the purposes
                                 of the Secondary Mortgage Market Enhancement
                                 Act of 1984 ("SMMEA").

TAX STATUS:                      For federal income tax purposes, each Offered
                                 Certificate will represent beneficial ownership
                                 of a REMIC regular interest.

FORM OF REGISTRATION:            Book-entry form through DTC, Clearstream and
                                 Euroclear.

MINIMUM DENOMINATIONS:           Class A and Class M-1 Certificates: $100,000
                                 and integral multiples of $1 in excess thereof.

                                 Class M-2, Class M-3, Class M-4, Class M-5,
                                 Class M-6, Class M-7, Class M-8, Class M-9 and
                                 Class M-10 Certificates: $250,000 and integral
                                 multiples of $1 in excess thereof.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        5

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

OPTIONAL TERMINATION:            At its option, the majority holder of the Class
                                 CE Certificates, in accordance with the terms
                                 of the pooling and servicing agreement, may
                                 purchase all of the Mortgage Loans, together
                                 with any properties in respect of such Mortgage
                                 Loans acquired on behalf of the trust, and
                                 thereby effect termination and early retirement
                                 of the certificates, after the aggregate
                                 principal balance of (i) the Mortgage Loans
                                 remaining in the trust at the time of such
                                 purchase, and (ii) properties acquired in
                                 respect of such Mortgage Loans has been reduced
                                 to less than 10% of the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-off
                                 Date.

ADMINISTRATIVE FEE RATES:        The sum of (i) the "Servicing Fee", calculated
                                 at the "Servicing Fee Rate" of 0.500% per
                                 annum, and (ii) the "Trustee Fee" calculated at
                                 the "Trustee Fee Rate" of 0.0025% per annum.
                                 Administrative Fees will be paid monthly on the
                                 stated principal balance of the Mortgage Loans.

RIGHTS OF THE HOLDER OF THE      Pursuant to the pooling and servicing
CLASS CE CERTIFICATES:           agreement, the Servicer will provide the holder
                                 of the Class CE Certificates (in such capacity,
                                 the "CE Holder") with certain supplemental
                                 reporting and the CE Holder will have the right
                                 to direct the Servicer's actions with respect
                                 to defaulted mortgage loans. In addition, the
                                 CE Holder will have the right to consent to the
                                 appointment of any subservicer. The CE Holder
                                 will rely upon mortgage loan data that is
                                 provided to it by the Servicer in performing
                                 its advisory and monitoring functions.

PRINCIPAL & INTEREST ADVANCES:   The Servicer is required to advance delinquent
                                 payments of principal and interest on the
                                 Mortgage Loans to the extent such amounts are
                                 deemed recoverable. The Servicer is entitled to
                                 be reimbursed for such advances, and therefore
                                 these advances are not a form of credit
                                 enhancement.

SERVICING ADVANCES:              The Servicer will pay all out-of-pocket costs
                                 related to its obligations, including, but not
                                 limited to: (i) expenses in connection with a
                                 foreclosed Mortgage Loan prior to the
                                 liquidation of such loan, (ii) the costs of any
                                 judicial proceedings, including foreclosures
                                 and (iii) the cost of managing and liquidating
                                 property acquired in relation to the Mortgage
                                 Loans, as long as it deems all such costs to be
                                 recoverable. The Servicer is entitled to be
                                 reimbursed for these advances, and therefore
                                 these advances are not a form of credit
                                 enhancement.

COMPENSATING INTEREST:           The Servicer is required to pay Compensating
                                 Interest up to the amount of the Servicing Fee
                                 to cover Prepayment Interest Shortfalls due to
                                 principal prepayments in full on the Mortgage
                                 Loans.

CREDIT ENHANCEMENT

CREDIT ENHANCEMENT:              1. Excess Spread

                                 2. Overcollateralization

                                 3. Subordination

                                 The trust will also enter into the Swap
                                 Agreement for the benefit of the Class A
                                 Certificates and Class M Certificates.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       6

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT

OVERCOLLATERALIZATION AMOUNT:    The Overcollateralization Amount with respect
                                 to any Distribution Date is the excess, if any,
                                 of (a) the aggregate principal balance of the
                                 Mortgage Loans (including Mortgage Loans
                                 related to any REO Property) as of the last day
                                 of the related Due Period over (b) the sum of
                                 the aggregate Certificate Principal Balance of
                                 the Class A Certificates, the Mezzanine
                                 Certificates and the Class P Certificates,
                                 after giving effect to distributions to be made
                                 on such Distribution Date.

OVERCOLLATERALIZATION TARGET     The Overcollateralization Target Amount with
AMOUNT:                          respect to any Distribution Date is (a) prior
                                 to the Stepdown Date, an amount equal to 2.70%
                                 of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-off Date; (b) on
                                 or after the Stepdown Date, provided a Trigger
                                 Event is not in effect, the greater of (i)
                                 5.40% of the then current aggregate outstanding
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period and (ii)
                                 the Overcollateralization Floor Amount; or (c)
                                 on or after the Stepdown Date and if a Trigger
                                 Event is in effect, the Overcollateralization
                                 Target Amount for the immediately preceding
                                 Distribution Date. Notwithstanding the
                                 foregoing, on and after any Distribution Date
                                 following the reduction of the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates, Mezzanine Certificates and Class
                                 P Certificates to zero, the
                                 Overcollateralization Target Amount will be
                                 zero.

OVERCOLLATERALIZATION FLOOR      An amount equal to 0.50% of the aggregate
AMOUNT:                          principal balance of the Mortgage Loans as of
                                 the Cut-off Date.

OVERCOLLATERALIZATION            An Overcollateralization Increase Amount with
INCREASE AMOUNT:                 respect to any Distribution Date equals the
                                 lesser of (a) the sum of (i) the Net Monthly
                                 Excess Cashflow for such Distribution Date and
                                 (ii) payments made by the Swap Counterparty and
                                 available for distribution pursuant to item (7)
                                 under "Payments under the Swap Agreement" below
                                 for such Distribution Date and (b) the amount,
                                 if any, by which the Overcollateralization
                                 Target Amount exceeds the Overcollateralization
                                 Amount on such Distribution Date (calculated
                                 for this purpose only after assuming that 100%
                                 of the Principal Remittance Amount on such
                                 Distribution Date has been distributed).

OVERCOLLATERALIZATION            An Overcollateralization Reduction Amount with
REDUCTION AMOUNT:                respect to any Distribution Date is the lesser
                                 of (a) the Principal Remittance Amount on such
                                 Distribution Date and (b) the excess, if any,
                                 of (i) the Overcollateralization Amount for
                                 such Distribution Date (calculated for this
                                 purpose only after assuming that 100% of the
                                 Principal Remittance Amount on such
                                 Distribution Date has been distributed) over
                                 (ii) the Overcollateralization Target Amount
                                 for such Distribution Date.

STEPDOWN DATE:                   The later to occur of (x) the Distribution Date
                                 occurring in October 2009 and (y) the first
                                 Distribution Date on which the Credit
                                 Enhancement Percentage with respect to the
                                 Class A Certificates (calculated for this
                                 purpose only prior to any distribution of the
                                 Principal Distribution Amount to the holders of
                                 the certificates then entitled to distributions
                                 of principal on the related Distribution Date)
                                 is greater than or equal to approximately
                                 51.90%.

CREDIT SUPPORT DEPLETION DATE:   The first Distribution Date on which the
                                 Certificate Principal Balances of the Mezzanine
                                 and Class CE Certificates have been reduced to
                                 zero.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       7

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                         SEPTEMBER18, 2006
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT

CREDIT ENHANCEMENT PERCENTAGE:   The Credit Enhancement Percentage for any
                                 Distribution Date and for any class of
                                 certificates is the percentage obtained by
                                 dividing (x) the aggregate Certificate
                                 Principal Balance of the classes of
                                 certificates with a lower distribution priority
                                 than such class, calculated after taking into
                                 account payments of principal on the Mortgage
                                 Loans and distribution of the Principal
                                 Distribution Amount to the holders of the
                                 certificates then entitled to distributions of
                                 principal on the related Distribution Date, by
                                 (y) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period.

                                                     TARGETED ON AND
                                 CLASS   INITIAL   AFTER STEPDOWN DATE
                                 -----   -------   -------------------
                                   A      25.95%          51.90%
                                  M-1     20.30           40.60
                                  M-2     15.60           31.20
                                  M-3     14.05           28.10
                                  M-4     11.45           22.90
                                  M-5      9.60           19.20
                                  M-6      8.25           16.50
                                  M-7      6.65           13.30
                                  M-8      5.60           11.20
                                  M-9      4.20            8.40
                                  M-10     2.70            5.40

TRIGGER EVENT:                   With respect to any Distribution Date on or
                                 after the Stepdown Date, a Trigger Event is in
                                 effect if:

                                      1)   the percentage obtained by dividing
                                           (i) the Rolling Three-Month
                                           Delinquency Average by (ii) the
                                           aggregate principal balance of the
                                           Mortgage Loans (including Mortgage
                                           Loans related to REO Property) as of
                                           the last day of the previous calendar
                                           month, exceeds 30.80% of the then
                                           Credit Enhancement Percentage with
                                           respect to the Class A Certificates
                                           for the prior Distribution Date; or

                                      2)   the aggregate amount of Realized
                                           Losses incurred since the Cut-Off
                                           Date through the last day of the
                                           related Due Period (reduced by the
                                           aggregate amount of Subsequent
                                           Recoveries received since the Cut-Off
                                           Date through the last day of the
                                           related Due Period) divided by the
                                           aggregate principal balance of the
                                           Mortgage Loans as of the Cut-Off Date
                                           exceeds the applicable percentages
                                           set forth below with respect to such
                                           Distribution Date.

                                       DISTRIBUTION DATE
                                          OCCURRING IN                                         PERCENTAGE
                                 ------------------------------   ------------------------------------------------------------------

                                 October 2009 through September      3.00% for the first Distribution Date in this period, plus an
                                              2010                additional 1/12th of 1.70% for each Distribution Date thereafter

                                 October 2010 through September      4.70% for the first Distribution Date in this period, plus an
                                              2011                 additional 1/12th of 1.40% for each Distribution Date thereafter

                                 October 2011 through September     6.10% for the first Distribution Date in this period, plus an
                                              2012                 additional 1/12th of 0.70% for each Distribution Date thereafter

                                  October 2012 and thereafter                                    6.80%

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        8

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT

SUBSEQUENT RECOVERIES:           Subsequent Recoveries are unanticipated amounts
                                 received on a liquidated Mortgage Loan that
                                 resulted in a Realized Loss in a prior month.
                                 If Subsequent Recoveries are received, they
                                 will be included as part of the Principal
                                 Remittance Amount for the following
                                 Distribution Date and distributed in accordance
                                 with the priorities described in this free
                                 writing prospectus. In addition, after giving
                                 effect to all distributions on a Distribution
                                 Date, the amount of such Subsequent Recoveries
                                 will increase the Certificate Principal Balance
                                 first, of the Class A Certificates then
                                 outstanding, if a Realized Loss has been
                                 allocated to the Class A Certificates, on a
                                 pro-rata basis by the amount of such Subsequent
                                 Recoveries, and second, of the class of
                                 Mezzanine Certificates then outstanding with
                                 the highest distribution priority to which a
                                 Realized Loss was allocated. Thereafter, such
                                 class of Class A and Mezzanine Certificates
                                 will accrue interest on the increased
                                 Certificate Principal Balance.

REO PROPERTY:                    REO Property is mortgaged property acquired by
                                 the Servicer through foreclosure or
                                 deed-in-lieu of foreclosure.

ROLLING THREE-MONTH              With respect to any Distribution Date, the
DELINQUENCY AVERAGE:             average aggregate principal balance of the
                                 Mortgage Loans delinquent 60 days or more
                                 (including Mortgage Loans that (i) are in
                                 foreclosure, (ii) have been converted to REO
                                 Properties or (iii) have been discharged due to
                                 bankruptcy) for each of the three (or one and
                                 two, in the case of the first and second
                                 Distribution Dates, respectively) immediately
                                 preceding months.

DISTRIBUTION OF INTEREST

INTEREST DISTRIBUTION PRIORITY:  On each Distribution Date, the Interest
                                 Remittance Amount will be distributed in the
                                 following order of priority:

                                      1)   To the holders of each class of Class
                                           A Certificates, on a pro rata basis
                                           based on the entitlement of each such
                                           class, the Senior Interest
                                           Distribution Amount allocable to such
                                           class of Class A Certificates; and

                                      2)   Sequentially to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates in that
                                           order, the Interest Distribution
                                           Amount allocable to each such class.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        9

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT

PRINCIPAL DISTRIBUTION PRIORITY: On each Distribution Date (a) prior to the
                                 Stepdown Date or (b) on which a Trigger Event
                                 is in effect, the Principal Distribution Amount
                                 will be distributed in the following order of
                                 priority:

                                      1)   concurrently, on a pro rata basis
                                           (based on the Certificate Principal
                                           Balance of the Class A-5
                                           Certificates, on the one hand, and
                                           the aggregate Certificate Principal
                                           Balance of the Class A-1 Certificates
                                           and Class A-2 Certificates, on the
                                           other hand), as follows;

                                                a.   to the holders of the Class
                                                     A-5 Certificates, until the
                                                     Certificate Principal
                                                     Balance of the Class A-5
                                                     Certificates has been
                                                     reduced to zero; and

                                                b.   sequentially, to the
                                                     holders of the Class A-1
                                                     Certificates and Class A-2
                                                     Certificates, in that
                                                     order, until the
                                                     Certificate Principal
                                                     Balance of each such class
                                                     has been reduced to zero;

                                      2)   sequentially, to the holders of the
                                           Class A-3 Certificates and Class A-4
                                           Certificates, in that order, until
                                           the Certificate Principal Balance of
                                           each such class has been reduced to
                                           zero; and

                                      3)   sequentially, to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates, in that
                                           order, until the Certificate
                                           Principal Balance of each such class
                                           has been reduced to zero.

                                 On or after the occurrence of the Credit
                                 Support Depletion Date, all priorities relating
                                 to distributions as described in this section
                                 in respect of principal among the Class A
                                 Certificates will be disregarded, and the
                                 Principal Distribution Amount will be
                                 distributed to the remaining Class A
                                 Certificates on a pro rata basis in accordance
                                 with their respective outstanding Certificate
                                 Principal Balances.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       10

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT IS IN
EFFECT

PRINCIPAL DISTRIBUTION PRIORITY: On each Distribution Date (a) on or after the
                                 Stepdown Date and (b) on which a Trigger Event
                                 is not in effect, the Principal Distribution
                                 Amount will be distributed in the following
                                 order of priority:

                                      1)   to the holders of the Class A-1
                                           Certificates, Class A-2 Certificates,
                                           Class A-3 Certificates, Class A-4
                                           Certificates and Class A-5
                                           Certificates, up to an amount equal
                                           to the Class A Principal Distribution
                                           Amount, in the following order of
                                           priority:

                                                a.   concurrently, on a pro rata
                                                     basis (based on the
                                                     Certificate Principal
                                                     Balance of the Class A-5
                                                     Certificates, on the one
                                                     hand, and the aggregate
                                                     Certificate Principal
                                                     Balance of the Class A-1
                                                     Certificates and Class A-2
                                                     Certificates, on the other
                                                     hand), as follows:

                                                        i.  to the holders of
                                                            the Class A-5
                                                            Certificates, until
                                                            the Certificate
                                                            Principal Balance of
                                                            the Class A-5
                                                            Certificates has
                                                            been reduced to
                                                            zero; and

                                                        ii. sequentially, to the
                                                            holders of the
                                                            Class A-1
                                                            Certificates and
                                                            Class A-2
                                                            Certificates, in
                                                            that order, until
                                                            the Certificate
                                                            Principal Balance of
                                                            each such class has
                                                            been reduced to
                                                            zero;

                                                b.   sequentially, to the
                                                     holders of the Class A-3
                                                     Certificates and Class A-4
                                                     Certificates, in that
                                                     order, until the
                                                     Certificate Principal
                                                     Balance of each such class
                                                     has been reduced to zero;
                                                     and

                                      2)   sequentially, to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates in that
                                           order, up to an amount equal to the
                                           related class Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance of each such class
                                           has been reduced to zero.

                                 On or after the occurrence of the Credit
                                 Support Depletion Date, all priorities relating
                                 to distributions as described in this section
                                 in respect of principal among the Class A
                                 Certificates will be disregarded, and the
                                 Principal Distribution Amount will be
                                 distributed to the remaining Class A
                                 Certificates on a pro rata basis in accordance
                                 with their respective outstanding Certificate
                                 Principal Balances.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       11

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

EXCESS CASHFLOW WATERFALL

NET MONTHLY EXCESS CASHFLOW      With respect to any Distribution Date, any Net
DISTRIBUTIONS:                   Monthly Excess Cashflow shall be paid as
                                 follows:

                                      1)   To the holders of the class or
                                           classes of Class A Certificates and
                                           Mezzanine Certificates then entitled
                                           to receive distributions in respect
                                           of principal, in an amount equal to
                                           the Overcollateralization Increase
                                           Amount, distributable as part of the
                                           Principal Distribution Amount;

                                      2)   Sequentially to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates, in that
                                           order, in each case up to the related
                                           Interest Carry Forward Amount related
                                           to such certificates for such
                                           Distribution Date;

                                      3)   Concurrently, on a pro rata basis,
                                           based on the amount of any Allocated
                                           Realized Loss Amounts previously
                                           allocated thereto that remain
                                           unreimbursed, to the holders of the
                                           Class A-1, Class A-2, Class A-3,
                                           Class A-4 and Class A-5 Certificates,
                                           and then sequentially to the holders
                                           of the Class M-1, Class M-2, Class
                                           M-3, Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates, in that
                                           order, in each case up to the related
                                           Allocated Realized Loss Amount for
                                           such class of certificates for such
                                           Distribution Date;

                                      4)   To the holders of the Class A
                                           Certificates and the Mezzanine
                                           Certificates, any related unpaid Net
                                           WAC Rate Carryover Amount distributed
                                           to the Class A Certificates, on a pro
                                           rata basis based on the remaining Net
                                           WAC Rate Carryover Amount for each
                                           such class and then to the holders of
                                           the Mezzanine Certificates in their
                                           order of payment priority;

                                      5)   To pay any Swap Termination Payments
                                           owed to the Swap Counterparty due to
                                           a Swap Counterparty Trigger Event;

                                      6)   To the holders of the Class CE
                                           Certificates as provided in the
                                           pooling and servicing agreement; and

                                      7)   To the holders of the Residual
                                           Certificates, any remaining amounts;
                                           provided that if such Distribution
                                           Date is the Distribution Date
                                           immediately following the expiration
                                           of the latest prepayment charge term
                                           or any Distribution Date thereafter,
                                           then any such remaining amounts will
                                           be distributed first, to the holders
                                           of the Class P Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero; and
                                           second, to the holders of the
                                           Residual Certificates.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       12

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES

ALLOCATION OF LOSSES:            Any Realized Losses on the Mortgage Loans will
                                 be allocated or covered on any Distribution
                                 Date as follows:

                                      o    first, by Net Monthly Excess Cash
                                           Flow;

                                      o    second, by any amounts available from
                                           the Swap Agreement for the related
                                           Distribution Date;

                                      o    third, to the Class CE Certificates,
                                           until the Certificate Principal
                                           Balance of the Class CE Certificates
                                           has been reduced to zero;

                                      o    fourth, to the Class M-10
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-10
                                           Certificates has been reduced to
                                           zero;

                                      o    fifth, to the Class M-9 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-9 Certificates
                                           has been reduced to zero;

                                      o    sixth, to the Class M-8 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           has been reduced to zero;

                                      o    seventh, to the Class M-7
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates has been reduced to
                                           zero;

                                      o    eighth, to the Class M-6
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-6
                                           Certificates has been reduced to
                                           zero;

                                      o    ninth, to the Class M-5 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           has been reduced to zero;

                                      o    tenth, to the Class M-4 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-4 Certificates
                                           has been reduced to zero;

                                      o    eleventh, to the Class M-3
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-3
                                           Certificates has been reduced to
                                           zero;

                                      o    twelfth, to the Class M-2
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-2
                                           Certificates has been reduced to
                                           zero;

                                      o    thirteenth, to the Class M-1
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-1
                                           Certificates has been reduced to
                                           zero; and

                                      o    fourteenth, concurrently, to the
                                           Class A-1, Class A-2, Class A-3,
                                           Class A-4 and Class A-5 Certificates
                                           on a pro rata basis based on the
                                           Certificate Principal Balance of each
                                           such class, until their respective
                                           Certificate Principal Balances have
                                           been reduced to zero.

                                 Once Realized Losses are allocated to the Class
                                 A and Mezzanine Certificates, such amounts with
                                 respect to such certificates will no longer
                                 accrue interest and such amounts will not be
                                 reinstated thereafter (except in the case of
                                 Subsequent Recoveries). However, Allocated
                                 Realized Loss Amounts may be distributed to the
                                 holders of the Class A and Mezzanine
                                 Certificates from Net Monthly Excess Cashflow,
                                 according to the priorities set forth under
                                 "Monthly Excess Cashflow Distributions" above
                                 and from payments under the Swap Agreement,
                                 according to the priorities set forth under
                                 "Payment Under the Swap Agreement" below.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       13

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DERIVATIVES

SWAP AGREEMENT:                  The Trustee, on behalf of the trust, will enter
                                 into an interest rate swap agreement with the
                                 Swap Counterparty. On the business day prior to
                                 each Distribution Date, the Trustee will
                                 deposit into a swap account amounts, if any,
                                 received from the Swap Counterparty. From
                                 amounts on deposit in a swap account, to the
                                 extent such amounts constitute net swap
                                 payments (as described below), distributions
                                 (to the extent of the principal portion of any
                                 Realized Losses) of amounts necessary to
                                 maintain the required level of
                                 overcollateralization, distributions in respect
                                 of Prepayment Interest Shortfalls and Net WAC
                                 Rate Carryover Amounts, and distributions in
                                 respect of the principal portion of Allocated
                                 Realized Loss Amounts previously allocated to
                                 the certificates that remain unreimbursed, will
                                 be made as described below. The swap account
                                 will not be an asset of any REMIC trust.

                                 Under the Swap Agreement, on the business day
                                 prior to each Distribution Date, the Trustee,
                                 on behalf of the trust, will be obligated to
                                 pay to the Swap Counterparty the Fixed Swap
                                 Payment and the Swap Counterparty will be
                                 obligated to pay to the Trustee, on behalf of
                                 the trust, the Floating Swap Payment. A net
                                 swap payment will be required to be made on the
                                 business day prior to each Distribution Date
                                 (a) by the Trustee to the Swap Counterparty, to
                                 the extent that the Fixed Swap Payment for such
                                 Distribution Date exceeds the Floating Swap
                                 Payment payable to the trust for such
                                 Distribution Date, or (b) by the Swap
                                 Counterparty to the Trustee, to the extent that
                                 the Floating Swap Payment payable to the trust
                                 exceeds the Fixed Swap Payment for such
                                 Distribution Date.

                                 The Swap Agreement will terminate immediately
                                 following the Distribution Date in May 2010,
                                 unless terminated earlier upon the occurrence
                                 of an "Event of Default" under the Swap
                                 Agreement, an early termination event under the
                                 Swap Agrement or an "Additional Termination
                                 Event" under the Swap Agreement.

                                 Upon the occurrence of any Event of Default
                                 under the Swap Agreement, the non-defaulting
                                 party will have the right to designate an
                                 "Early Termination Date" (as defined in the
                                 ISDA Master Agreement). With respect to
                                 Termination Events (including Additional
                                 Termination Events), an Early Termination Date
                                 may be designated by one of the parties (as
                                 specified in the Swap Agreement) and will occur
                                 only upon notice and, in some circumstances,
                                 after any affected party has used reasonable
                                 efforts to transfer its rights and obligations
                                 under the Swap Agreement to a related entity
                                 within a specified period after notice has been
                                 given of the Termination Event, all as set
                                 forth in the Swap Agreement. The occurrence of
                                 an Early Termination Date under the Swap
                                 Agreement will constitute a "Swap Early
                                 Termination."

                                 Upon any Swap Early Termination, the trustee,
                                 on behalf of the trust, or the Swap
                                 Counterparty, may be liable to make a swap
                                 termination payment (the "Swap Termination
                                 Payment") to the other (regardless, if
                                 applicable, of which of the parties has caused
                                 the termination). The Swap Termination Payment
                                 will be based on the value of the Swap
                                 Agreement computed in accordance with the
                                 procedures set forth in the Swap Agreement
                                 taking into account the present value of the
                                 unpaid amounts that would have been owed to and
                                 by the Swap Counterparty under the remaining
                                 scheduled term of the Swap Agreement. In the
                                 event that the Trustee, on behalf of the trust,
                                 is required to make a Swap Termination Payment
                                 to the Swap Counterparty, that payment

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       14

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DERIVATIVES

                                 will be paid on the business day prior to the
                                 related Distribution Date, and on the business
                                 day prior to any subsequent Distribution Dates
                                 until paid in full, prior to distributions to
                                 certificateholders, other than in the case of a
                                 Swap Termination Payment triggered upon a Swap
                                 Counterparty Trigger Event. The trust's
                                 obligation to pay amounts in respect of a Swap
                                 Termination Payment resulting from a Swap
                                 Counterparty Trigger Event will be subordinated
                                 to distributions to the holders of the Class A
                                 and Mezzanine Certificates.

SWAP AGREEMENT NOTIONAL          With respect to the Swap Agreement and each
BALANCE:                         calculation period specified below, the related
                                 notional balance specified in the table below
                                 for such calculation period. The first
                                 calculation period will end on the day before
                                 the Distribution Date in October 2006 and the
                                 forty-fourth calculation period will end on the
                                 day before the Distribution Date in May 2010:

                                 PERIOD   NOTIONAL BALANCE ($)(1)
                                 ------   -----------------------
                                    1         1,524,914,000.00
                                    2         1,510,755,946.95
                                    3         1,491,306,657.37
                                    4         1,466,532,551.70
                                    5         1,436,445,803.38
                                    6         1,401,108,077.11
                                    7         1,360,632,785.28
                                    8         1,315,186,661.25
                                    9         1,264,990,699.40
                                   10         1,210,320,624.53
                                   11         1,151,567,493.66
                                   12         1,093,519,472.66
                                   13         1,038,206,304.21
                                   14           985,498,043.79
                                   15           935,270,961.09
                                   16           887,407,241.39
                                   17           841,794,701.37
                                   18           798,326,518.58
                                   19           756,900,974.01
                                   20           717,421,206.99
                                   21           679,174,074.52
                                   22           609,729,068.49
                                   23           548,513,819.78
                                   24           494,448,200.32
                                   25           446,543,859.65
                                   26           404,225,116.82
                                   27           379,705,453.79
                                   28           356,442,458.52
                                   29           334,361,875.31
                                   30           313,406,077.40
                                   31           293,511,521.80
                                   32           274,620,634.35
                                   33           256,676,995.20
                                   34           235,317,044.88
                                   35           205,395,715.91
                                   36           179,010,274.10
                                   37           155,692,362.73
                                   38           155,692,362.73
                                   39           155,692,362.73
                                   40           155,692,362.73
                                   41           155,692,362.73
                                   42           155,692,362.73
                                   43           152,080,878.38
                                   44           144,357,232.19

(1)  Approximate, subject to the variance in the outstanding principal balance of the mortgage loans described in footnote 3 under the table entitled
     "Transaction Highlights" on page 2 above

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       15

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DERIVATIVES

PAYMENTS UNDER THE SWAP          Pursuant to the Swap Agreement, amounts payable
AGREEMENT:                       by the trust in respect of Net Swap Payments
                                 and Swap Termination Payments (other than Swap
                                 Termination Payments resulting from a Swap
                                 Counterparty Trigger Event) will be deducted
                                 from available funds before distributions to
                                 the holders of the Class A and Mezzanine
                                 Certificates. On the business day prior to each
                                 Distribution Date, such amounts will be
                                 distributed by the trust to the Swap
                                 Counterparty, first to make any net swap
                                 payment owed to the Swap Counterparty pursuant
                                 to the Swap Agreement for such Distribution
                                 Date, and second to make any Swap Termination
                                 Payment not due to a Swap Counterparty Trigger
                                 Event owed to the Swap Counterparty pursuant to
                                 the Swap Agreement.

                                 Payments by the trust to the Swap Counterparty
                                 in respect of any Swap Termination Payment
                                 triggered by a Swap Counterparty Trigger Event
                                 pursuant to the Swap Agreement will be
                                 subordinated to distributions to the holders of
                                 the Class A Certificates and Mezzanine
                                 Certificates and will be paid by the trust to
                                 the Swap Counterparty as set forth in the
                                 pooling and servicing agreement.

                                 Amounts payable by the Swap Counterparty to the
                                 Trustee, on behalf of the trust, will be
                                 deposited by the Trustee into the swap account.
                                 On each Distribution Date, to the extent
                                 required, the Trustee will withdraw the
                                 following amounts from the swap account to the
                                 extent of net swap payments on deposit therein
                                 for distribution to the certificates in the
                                 following order of priority, in the case of
                                 items (4) and (6) through (8), to the extent
                                 not covered by Net Monthly Excess Cashflow:

                                      1)   To the holders of the Class A
                                           Certificates, to pay any unpaid
                                           Senior Interest Distribution Amount
                                           allocable to such class of Class A
                                           Certificates, on a pro rata basis
                                           based on the entitlement of each such
                                           class (in each case to the extent not
                                           covered by the Interest Remittance
                                           Amount);

                                      2)   To the holders of the Class A
                                           Certificates, to pay accrued and
                                           unpaid interest to the extent unpaid
                                           from interest collections, but only
                                           to the extent of Prepayment Interest
                                           Shortfalls (not covered by
                                           Compensating Interest) allocated to
                                           such certificates on such
                                           Distribution Date, on a pro rata
                                           basis, based on the amount of such
                                           Prepayment Interest Shortfalls
                                           previously allocated thereto that
                                           remain unreimbursed;

                                      3)   To the holders of the Mezzanine
                                           Certificates, in their order of
                                           payment priority, to pay any unpaid
                                           Interest Distribution Amount
                                           allocable to each such class (in each
                                           case to the extent not covered by the
                                           Interest Remittance Amount);

                                      4)   To the holders of the Mezzanine
                                           Certificates, in their order of
                                           payment priority, in each case up to
                                           the related unpaid Interest Carry
                                           Forward Amount related to such
                                           certificates for such Distribution
                                           Date;

                                      5)   To the holders of the Mezzanine
                                           Certificates, in their order of
                                           payment priority, to pay accrued and
                                           unpaid interest to the extent unpaid
                                           from interest collections, but only
                                           to the extent of Prepayment Interest
                                           Shortfalls (not covered by
                                           Compensating Interest) allocated to
                                           such certificates on such
                                           Distribution Date;

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       16

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DERIVATIVES

                                      6)   To the holders of the Class A
                                           Certificates, on a pro rata basis,
                                           based on the amount of Net WAC Rate
                                           Carryover Amounts previously
                                           allocated thereto that remain
                                           unreimbursed, and then sequentially
                                           to the holders of the Mezzanine
                                           Certificates, in their order of
                                           payment priority, the amount of any
                                           Net WAC Rate Carryover Amounts
                                           remaining unpaid as of that
                                           Distribution Date;

                                      7)   To the holders of the class or
                                           classes of Class A Certificates and
                                           Mezzanine Certificates then entitled
                                           to receive distributions in respect
                                           of principal, in an amount equal to
                                           the Overcollateralization Increase
                                           Amount, distributable as part of the
                                           Principal Distribution Amount, but
                                           only to the extent of the principal
                                           portion of Realized Losses for such
                                           Distribution Date;

                                      8)   To the holders of the Class A
                                           Certificates, pro rata, and then to
                                           the holders of the Mezzanine
                                           Certificates, in their order of
                                           payment priority, the principal
                                           portion of any Allocated Realized
                                           Loss Amount previously allocated
                                           thereto that remain unreimbursed; and

                                      9)   To the holders of the Class CE
                                           Certificates any balance remaining,
                                           in accordance with the terms of the
                                           pooling and servicing agreement.

FIXED SWAP PAYMENT:              With respect to the business day prior to any
                                 Distribution Date on or prior to the
                                 Distribution Date in May 2010, an amount equal
                                 to the product of (x) a fixed rate equal to
                                 5.20% per annum, (y) the Swap Agreement
                                 Notional Balance for that Distribution Date and
                                 (z)(i) with respect to the business day prior
                                 to the initial Distribution Date, a fraction,
                                 the numerator of which is the number of days
                                 from and including the Closing Date to and
                                 including the day preceding the initial
                                 Distribution Date and the denominator of which
                                 is 360 and (ii) with respect to the business
                                 day prior to each Distribution Date thereafter,
                                 a fraction, the numerator of which is 30 and
                                 the denominator of which is 360.

FLOATING SWAP PAYMENT:           With respect to the business day prior to any
                                 Distribution Date on or prior to the
                                 Distribution Date in May 2010, an amount equal
                                 to the product of (x) one-month LIBOR as
                                 determined pursuant to the Swap Agreement, (y)
                                 the Swap Agreement Notional Balance for that
                                 Distribution Date and (z) a fraction, the
                                 numerator of which is equal to the actual
                                 number of days in the related calculation
                                 period as provided in the Swap Agreement and
                                 the denominator of which is 360.

SWAP COUNTERPARTY TRIGGER        An "Event of Default" (as defined in the Swap
EVENT:                           Agreement) with respect to which the Swap
                                 Counterparty is a "Defaulting Party" (as
                                 defined in the Swap Agreement) or a
                                 "Termination Event" (as defined in the Swap
                                 Agreement) (including an "Additional
                                 Termination Event" (as defined in the Swap
                                 Agreement)) under the Swap Agreement with
                                 respect to which the Swap Counterparty is the
                                 sole "Affected Party" (as defined in the Swap
                                 Agreement).

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       17

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

ALLOCATED REALIZED LOSS          An Allocated Realized Loss Amount with respect
AMOUNT:                          to any class of Class A Certificates and
                                 Mezzanine Certificates and any Distribution
                                 Date will be an amount equal to (x) the sum of
                                 (i) any Realized Losses allocated to that class
                                 of certificates on the Distribution Date as
                                 described above under "Allocation of Losses"
                                 and (ii) any Allocated Realized Loss Amount for
                                 the class remaining unreimbursed from previous
                                 Distribution Dates minus (y) the amount of the
                                 increase in the related Certificate Principal
                                 Balance due to the receipt of Subsequent
                                 Recoveries.

AVAILABLE DISTRIBUTION AMOUNT:   For any Distribution Date, an amount equal to
                                 the sum of the following amounts, net of
                                 certain expenses of the trust including (i)
                                 amounts reimbursable to the servicer and the
                                 trustee, (ii) any net swap payment owed to the
                                 Swap Counterparty and (iii) any Swap
                                 Termination Payment owed to the Swap
                                 Counterparty not due to a Swap Counterparty
                                 Trigger Event:

                                      o    the aggregate amount of scheduled
                                           monthly payments on the Mortgage
                                           Loans due during the related Due
                                           Period and received on or prior to
                                           the related Determination Date, after
                                           deduction of the servicing fee and
                                           the trustee fee in respect of the
                                           Mortgage Loans for that Distribution
                                           Date;

                                      o    unscheduled payments in respect of
                                           the Mortgage Loans, including
                                           mortgagor prepayments, insurance
                                           proceeds, liquidation proceeds and
                                           Subsequent Recoveries from the
                                           Mortgage Loans, amounts received in
                                           respect of REO Property and proceeds
                                           from repurchases of and substitutions
                                           for the Mortgage Loans occurring
                                           during the related Prepayment Period;

                                      o    all payments of Compensating Interest
                                           made by the servicer with respect to
                                           the Mortgage Loans; and

                                      o    all Advances made for that
                                           Distribution Date in respect of the
                                           Mortgage Loans.

CERTIFICATE PRINCIPAL BALANCE:   With respect to any class of Class A
                                 Certificates and Mezzanine Certificates and any
                                 date of determination, an amount equal to its
                                 initial certificate principal balance, reduced
                                 by the aggregate of (a) all amounts allocable
                                 to principal previously distributed with
                                 respect to that class of certificates and (b)
                                 with respect to any Class A Certificate and
                                 Mezzanine Certificate, any reductions in its
                                 certificate principal balance in connection
                                 with the allocation of Realized Losses in the
                                 manner described under "Allocation of Losses"
                                 above (taking into account any increases in the
                                 certificate principal balance thereof due to
                                 the receipt of Subsequent Recoveries).

                                 The Certificate Principal Balance of the Class
                                 CE Certificates as of any date of determination
                                 is equal to the excess, if any, of the then
                                 aggregate principal balance of the Mortgage
                                 Loans over the then aggregate Certificate
                                 Principal Balance of the Class A Certificates,
                                 the Mezzanine Certificates and the Class P
                                 Certificates.

--------------------------------------------------------------------------------
   The Depositor has filed a registration statement (including a prospectus)
   with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       18

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS A PRINCIPAL DISTRIBUTION   The Class A Principal Distribution Amount is an
AMOUNT:                          amount equal to the excess of:

                                      o    the aggregate Certificate Principal
                                           Balance of the Class A Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-1 PRINCIPAL              The Class M-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date and
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-2 PRINCIPAL              The Class M-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date and (iii)
                                           the Certificate Principal Balance of
                                           the Class M-2 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

--------------------------------------------------------------------------------
   The Depositor has filed a registration statement (including a prospectus)
   with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       19

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-3 PRINCIPAL              The Class M-3 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (iv) the Certificate
                                           Principal Balance of the Class M-3
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-4 PRINCIPAL              The Class M-4 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date and (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificate immediately
                                           prior to the related Distribution
                                           Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

--------------------------------------------------------------------------------
   The Depositor has filed a registration statement (including a prospectus)
   with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       20

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-5 PRINCIPAL              The Class M-5 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (vi) the Certificate
                                           Principal Balance of the Class M-5
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-6 PRINCIPAL              The Class M-6 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date and (vii)
                                           the Certificate Principal Balance of
                                           the Class M-6 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       21

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-7 PRINCIPAL              The Class M-7 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       22

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-8 PRINCIPAL              The Class M-8 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates after taking into
                                           account the distribution of the Class
                                           M-7 Principal Distribution Amount on
                                           the related Distribution Date and
                                           (ix) the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       23

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-9 PRINCIPAL              The Class M-9 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates after taking into
                                           account the distribution of the Class
                                           M-7 Principal Distribution Amount on
                                           the related Distribution Date, (ix)
                                           the Certificate Principal Balance of
                                           the Class M-8 Certificates after
                                           taking into account the distribution
                                           of the Class M-8 Principal
                                           Distribution Amount on the related
                                           Distribution Date and (x) the
                                           Certificate Principal Balance of the
                                           Class M-9 Certificates immediately
                                           prior to the related Distribution
                                           Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       24

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-10 PRINCIPAL             The Class M-10 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date and (vii)
                                           the Certificate Principal Balance of
                                           the Class M-6 Certificates after
                                           taking into account the distribution
                                           of the Class M-6 Principal
                                           Distribution Amount on the related
                                           Distribution Date (viii) the
                                           Certificate Principal Balance of the
                                           Class M-7 Certificates after taking
                                           into account the distribution of the
                                           Class M-7 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (ix) the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           after taking into account the
                                           distribution of the Class M-8
                                           Principal Distribution Amount on the
                                           related Distribution Date, (x) the
                                           Certificate Principal Balance of the
                                           Class M-9 Certificates after taking
                                           into account the distribution of the
                                           Class M-9 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (xi) the Certificate
                                           Principal Balance of the Class M-10
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

DETERMINATION DATE:              The Determination Date with respect to any
                                 Distribution Date will be the 15th day of the
                                 calendar month in which such Distribution Date
                                 occurs or, if such 15th day is not a business
                                 day, the business day immediately preceding
                                 such 15th day.

EXPENSE ADJUSTED MORTGAGE        The Expense Adjusted Mortgage Rate for any
RATE:                            Mortgage Loan and any Distribution Date will be
                                 a per annum rate equal to the then applicable
                                 mortgage rate for such Mortgage Loan as of the
                                 first day of the related Due Period minus the
                                 sum of the applicable Servicing Fee Rate and
                                 the Trustee Fee Rate.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       25

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

FORMULA RATE:                    The Formula Rate for any class of Class A and
                                 Mezzanine Certificates is One-Month LIBOR plus
                                 the related margin. For the Interest Accrual
                                 Period for each Distribution Date after the
                                 date on which the aggregate principal balance
                                 of the Mortgage Loans remaining in the mortgage
                                 pool is reduced to less than 10.00% of the
                                 aggregate principal balance of the Mortgage
                                 Loans as of the Cut-off Date, the related
                                 margin will increase to 2.0 times the related
                                 margin for each Class A Certificate, and 1.5
                                 times for any Mezzanine Certificate.

INTEREST CARRY FORWARD           The Interest Carry Forward Amount with respect
AMOUNT:                          to any class of Class A Certificates and
                                 Mezzanine Certificates and any Distribution
                                 Date is equal to the amount, if any, by which
                                 the Interest Distribution Amount for that class
                                 of certificates for the immediately preceding
                                 Distribution Date exceeded the actual amount
                                 distributed on the certificates in respect of
                                 interest on the immediately preceding
                                 Distribution Date, together with any Interest
                                 Carry Forward Amount with respect to that class
                                 of certificates remaining undistributed from
                                 previous Distribution Dates, plus interest
                                 accrued thereon at the related Pass-Through
                                 Rate on the certificates for the most recently
                                 ended Interest Accrual Period.

INTEREST DISTRIBUTION            The Interest Distribution Amount for the Class
AMOUNT:                          A Certificates and Mezzanine Certificates on
                                 any Distribution Date is equal to interest
                                 accrued during the related Interest Accrual
                                 Period on the Certificate Principal Balance of
                                 that class immediately prior to the
                                 Distribution Date at the Pass-Through Rate for
                                 that class, reduced (to not less than zero) by
                                 the allocable share, if any, for that class of
                                 Prepayment Interest Shortfalls to the extent
                                 not covered by Compensating Interest paid by
                                 the servicer and shortfalls resulting from the
                                 application of the Relief Act.

INTEREST REMITTANCE AMOUNT:      The Interest Remittance Amount for any
                                 Distribution Date is the excess, if any, of (i)
                                 that portion of the Available Distribution
                                 Amount (without giving effect to any net swap
                                 payment owed to the Swap Counterparty or any
                                 Swap Termination Payment owed to the Swap
                                 Counterparty not due to a Swap Counterparty
                                 Trigger Event) for that Distribution Date that
                                 represents interest received or advanced on the
                                 Mortgage Loans over (ii) any net swap payment
                                 owed to the Swap Counterparty or Swap
                                 Termination Payment not due to a Swap
                                 Counterparty Trigger Event owed to the Swap
                                 Counterparty.

NET MONTHLY EXCESS CASH FLOW:    The Net Monthly Excess Cash Flow for any
                                 Distribution Date is equal to the sum of (a)
                                 any Overcollateralization Reduction Amount and
                                 (b) the excess of:

                                      o    the Available Distribution Amount for
                                           the related Distribution Date over

                                      o    the sum for the related Distribution
                                           Date of the aggregate of (a) the
                                           Senior Interest Distribution Amount
                                           distributable to the holders of the
                                           Class A Certificates, (b) the
                                           Interest Distribution Amount
                                           distributable to the holders of the
                                           Mezzanine Certificates and (c) the
                                           Principal Remittance Amount.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       26

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

NET WAC PASS-THROUGH RATE:       The Net WAC Pass-Through Rate for any
                                 Distribution Date and the Class A Certificates
                                 and Mezzanine Certificates is a rate per annum
                                 (which will not be less than zero) equal to the
                                 excess, if any, of (a) the product of (i) a per
                                 annum rate equal to the weighted average of the
                                 Expense Adjusted Mortgage Rates on the then
                                 outstanding Mortgage Loans, weighted based on
                                 their principal balances as of the first day of
                                 the related Due Period and (ii) a fraction
                                 expressed as a percentage the numerator of
                                 which is 30 and the denominator of which is the
                                 actual number of days in the related Interest
                                 Accrual Period, over (b) the product of (i) a
                                 fraction expressed as a percentage the
                                 numerator of which is the amount of any net
                                 swap payments due to the Swap Counterparty or
                                 Swap Termination Payment owed to the Swap
                                 Counterparty not due to a Swap Counterparty
                                 Trigger Event, and the denominator of which is
                                 the aggregate principal balance of the
                                 outstanding mortgage loans as of the first day
                                 of the related Due Period and (ii) a fraction
                                 expressed as a percentage the numerator of
                                 which is 360 and the denominator of which is
                                 the actual number of days in the related
                                 Interest Accrual Period.

NET WAC RATE CARRYOVER AMOUNT:   For any Distribution Date and any Class A
                                 Certificates or Mezzanine Certificates, an
                                 amount equal to the sum of (i) the excess of
                                 (x) the amount of interest that would have
                                 accrued on such class of Certificates for such
                                 Distribution Date had the applicable
                                 Pass-Through Rate not been subject to the Net
                                 WAC Pass-Through Rate (not to exceed 12.50%),
                                 over (y) the amount of interest that accrued on
                                 such class of Certificates for such
                                 Distribution Date at the Net WAC Pass-Through
                                 Rate and (ii) the undistributed portion of any
                                 related Net WAC Carryover Amount from prior
                                 Distribution Dates together with interest
                                 accrued on such undistributed portion for the
                                 most recently ended Interest Accrual Period at
                                 the Formula Rate (not to exceed 12.50%)
                                 applicable for such class for such Interest
                                 Accrual Period. The ratings on each class of
                                 Certificates do not address the likelihood of
                                 the distribution of any Net WAC Rate Carryover
                                 Amount.

PASS-THROUGH RATES:              With respect to each class of Class A
                                 Certificates and Mezzanine Certificates and any
                                 Distribution Date, the least of (i) the Formula
                                 Rate, (ii) the Net WAC Pass-Through Rate and
                                 (iii) 12.50%.

PRELIMINARY PROSPECTUS:          The Offered Certificates will be offered
                                 pursuant to a Preliminary Prospectus which
                                 includes a Preliminary Prospectus Supplement
                                 (together, the "Preliminary Prospectus").
                                 Additional information with respect to the
                                 Offered Certificates and the Mortgage Loans is
                                 contained in the Preliminary Prospectus. The
                                 foregoing is qualified in its entirety by the
                                 information appearing in the Preliminary
                                 Prospectus, which will be conveyed to you prior
                                 to any contractual commitment to purchase any
                                 of the Offered Certificates.

PREPAYMENT INTEREST SHORTFALLS:  With respect to any principal prepayments on the Mortgage Loans and any Distribution Date,
                                 any interest shortfall resulting from principal
                                 prepayments in full occurring between the first
                                 day of the related Prepayment Period and the
                                 last day of the prior calendar month.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       27

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

DEFINITIONS

PRINCIPAL DISTRIBUTION AMOUNT:   The Principal Distribution Amount for any
                                 Distribution Date will be an amount, not less
                                 than zero, equal to the sum of (i) the
                                 principal portion of all monthly payments on
                                 the Mortgage Loans due during the related Due
                                 Period actually received on or prior to the
                                 related Determination Date or advanced on or
                                 prior to the related Distribution Date; (ii)
                                 the principal portion of all proceeds received
                                 in respect of the repurchase of a Mortgage Loan
                                 or, in the case of a substitution, amounts
                                 representing a principal adjustment, as
                                 required by the pooling and servicing agreement
                                 during the related Prepayment Period; (iii) the
                                 principal portion of all other unscheduled
                                 collections, including insurance proceeds,
                                 liquidation proceeds, Subsequent Recoveries and
                                 all full and partial principal prepayments,
                                 received during the related Prepayment Period
                                 net of any portion thereof that represents a
                                 recovery of principal for which an advance was
                                 made by the Servicer, and (iv) the amount of
                                 any Overcollateralization Increase Amount for
                                 such Distribution Date; minus (v) the amount of
                                 any Overcollateralization Reduction Amount for
                                 such Distribution Date and (vi) any net swap
                                 payment owed to the Swap Counterparty or Swap
                                 Termination Payment not due to a Swap
                                 Counterparty Trigger Event owed to the Swap
                                 Counterparty to the extent not covered by that
                                 portion of the Available Distribution Amount
                                 (without giving effect to any net swap payment
                                 owed to the Swap Counterparty or any Swap
                                 Termination Payment owed to the Swap
                                 Counterparty not due to a Swap Counterparty
                                 Trigger Event) for that Distribution Date that
                                 represents interest received or advanced on the
                                 Mortgage Loans.

PRINCIPAL REMITTANCE AMOUNT:     The Principal Remittance Amount for any
                                 Distribution Date is the sum of the amounts
                                 described in clauses (i) through (iii) of the
                                 definition of Principal Distribution Amount.

SENIOR INTEREST DISTRIBUTION     The Senior Interest Distribution Amount for any
AMOUNT:                          Distribution Date is equal to the sum of the
                                 Interest Distribution Amount for that
                                 Distribution Date for the Class A Certificates
                                 and the Interest Carry Forward Amount, if any,
                                 for that Distribution Date for the Class A
                                 Certificates.

SUBORDINATION PERCENTAGE:        With respect to each class of Class A
                                 Certificates and Mezzanine Certificates, the
                                 applicable approximate percentage set forth in
                                 the table below.

                                                CLASS   PERCENTAGE
                                               ------   ----------
                                                  A        48.10
                                                 M-1       59.40
                                                 M-2       68.80
                                                 M-3       71.90
                                                 M-4       77.10
                                                 M-5       80.80
                                                 M-6       83.50
                                                 M-7       86.70
                                                 M-8       88.80
                                                 M-9       91.60
                                                 M-10      94.60

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       28

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                  $1,618,805,146.40
NUMBER OF MORTGAGE LOANS:                                                 7,490
AVERAGE SCHEDULED PRINCIPAL BALANCE:                          $      216,128.86
WEIGHTED AVERAGE GROSS COUPON:                                            8.215%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     622
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   80.32%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   86.84%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            357
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    359
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      29
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.196%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.913%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.498%
INTEREST ONLY LOANS:                                                      20.92%
SILENT SECONDS:                                                           33.68%

--------------------------------------------------------------------------------

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       29

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PRODUCT TYPE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

2/1 ARM                            1,083     $  187,651,436.88       11.59%     $173,270.02      604      80.92%     8.716%
2/1 ARM 5Y-IO                        809        270,506,465.14       16.71       334,371.40      648      82.04      7.625
3/1 ARM                              968        161,324,382.02        9.97       166,657.42      620      79.51      8.387
3/1 ARM 5Y-IO                        290         68,105,952.84        4.21       234,848.11      647      80.40      7.721
40/30 2/1 ARM                      1,191        299,218,807.74       18.48       251,233.26      609      80.62      8.465
40/30 3/1 ARM                      1,650        367,324,360.69       22.69       222,620.82      610      81.34      8.522
40/30 Fixed                          429        111,772,923.66        6.90       260,542.95      640      77.87      7.417
5/1 ARM                               31          5,914,208.65        0.37       190,780.92      640      74.57      7.693
Fixed                              1,039        146,986,608.78        9.08       141,469.31      634      76.23      8.057
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490     $1,618,805,146.40      100.00%     $216,128.86      622      80.32%     8.215%
----------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT GROSS MORTGAGE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATE (%)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.501--6.000                          44     $   14,644,622.57        0.90%     $332,832.33      663      77.52%      5.790%
6.001--6.500                         256         79,803,829.70        4.93       311,733.71      671      76.23       6.408
6.501--7.000                         566        158,921,029.10        9.82       280,779.20      652      77.54       6.810
7.001--7.500                         779        206,274,044.42       12.74       264,793.38      641      78.85       7.305
7.501--8.000                       1,274        297,445,890.18       18.37       233,474.01      628      79.76       7.791
8.001--8.500                       1,146        256,988,789.43       15.88       224,248.51      621      80.31       8.273
8.501--9.000                       1,242        247,105,534.13       15.26       198,957.76      609      81.07       8.768
9.001--9.500                         802        151,191,858.97        9.34       188,518.53      601      82.79       9.261
9.501--10.000                        634        112,914,289.08        6.98       178,098.25      585      83.30       9.756
10.001--10.500                       313         46,836,633.61        2.89       149,637.81      581      83.76      10.260
10.501--11.000                       205         26,382,677.41        1.63       128,695.99      576      82.73      10.750
11.001--11.500                        86          9,559,152.98        0.59       111,152.94      578      84.47      11.236
11.501--12.000                        70          5,708,497.78        0.35        81,549.97      601      89.95      11.784
12.001--12.500                        44          3,259,418.29        0.20        74,077.69      607      94.98      12.328
12.501--13.000                        26          1,595,690.86        0.10        61,372.73      596      93.28      12.760
13.001--13.500                         3            173,187.91        0.01        57,729.30      629     100.00      13.244
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490     $1,618,805,146.40      100.00%     $216,128.86      622      80.32%      8.215%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       30

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE        AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN            MORTGAGE                       OF PRINCIPAL    PRINCIPAL       CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE         SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                       90     $    3,914,530.60        0.24%     $   43,494.78      607      81.28%     10.396%
50,000.01--100,000.00              1,488        114,142,612.03        7.05          76,708.74      604      79.71       9.047
100,000.01--150,000.00             1,490        186,161,697.45       11.50         124,940.74      607      79.14       8.635
150,000.01--200,000.00             1,142        197,828,855.29       12.22         173,230.17      608      78.78       8.363
200,000.01--250,000.00               936        210,058,250.94       12.98         224,421.21      615      79.57       8.272
250,000.01--300,000.00               652        178,108,267.71       11.00         273,172.19      618      79.83       8.162
300,000.01--350,000.00               416        135,022,818.16        8.34         324,574.08      624      80.56       8.145
350,000.01--400,000.00               379        142,079,268.81        8.78         374,879.34      629      80.83       7.970
400,000.01--450,000.00               315        134,098,566.74        8.28         425,709.74      634      81.94       7.967
450,000.01--500,000.00               232        110,756,911.18        6.84         477,400.48      642      82.06       7.758
500,000.01--550,000.00               147         77,291,845.12        4.77         525,794.86      643      81.76       7.727
550,000.01--600,000.00                98         56,333,017.10        3.48         574,826.71      647      83.52       7.842
600,000.01--650,000.00                53         33,216,870.31        2.05         626,733.40      652      81.00       7.832
650,000.01--700,000.00                19         12,788,313.27        0.79         673,069.12      663      81.30       7.740
700,000.01--750,000.00                14         10,241,250.53        0.63         731,517.89      649      83.08       8.222
750,000.01--800,000.00                11          8,664,694.18        0.54         787,699.47      654      76.62       7.723
800,000.01--850,000.00                 1            845,012.58        0.05         845,012.58      601      95.00       7.990
850,000.01--900,000.00                 1            878,495.19        0.05         878,495.19      667      94.62       6.800
900,000.01--950,000.00                 1            928,869.21        0.06         928,869.21      623      60.00       8.500
950,000.01--1,000,000.00               3          2,920,000.00        0.18         973,333.33      654      79.91       7.518
1,000,000.01 >=                        2          2,525,000.00        0.16       1,262,500.00      653      78.91       8.125
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490     $1,618,805,146.40      100.00%     $  216,128.86      622      80.32%      8.215%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       31

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                          WEIGHTED
                                                                                                           AVERAGE
                                  NUMBER                                                       WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS    PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
-----------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                       90    $    3,914,530.60        0.24%     $   43,494.78      607      81.28%     10.396%
50,000.01--100,000.00              1,488       114,142,246.24        7.05          76,708.50      604      79.69       9.046
100,000.01--150,000.00             1,490       186,162,063.24       11.50         124,940.98      607      79.16       8.636
150,000.01--200,000.00             1,143       198,028,278.32       12.23         173,253.09      608      78.78       8.365
200,000.01--250,000.00               935       209,858,827.91       12.96         224,447.94      615      79.57       8.271
250,000.01--300,000.00               652       178,108,267.71       11.00         273,172.19      618      79.83       8.162
300,000.01--350,000.00               416       135,022,818.16        8.34         324,574.08      624      80.56       8.145
350,000.01--400,000.00               379       142,079,268.81        8.78         374,879.34      629      80.83       7.970
400,000.01--450,000.00               315       134,098,566.74        8.28         425,709.74      634      81.94       7.967
450,000.01--500,000.00               233       111,256,749.47        6.87         477,496.78      642      82.04       7.752
500,000.01--550,000.00               148        77,891,838.23        4.81         526,296.20      643      81.98       7.769
550,000.01--600,000.00                96        55,233,185.71        3.41         575,345.68      648      83.30       7.798
600,000.01--650,000.00                53        33,216,870.31        2.05         626,733.40      652      81.00       7.832
650,000.01--700,000.00                19        12,788,313.27        0.79         673,069.12      663      81.30       7.740
700,000.01--750,000.00                14        10,241,250.53        0.63         731,517.89      649      83.08       8.222
750,000.01--800,000.00                11         8,664,694.18        0.54         787,699.47      654      76.62       7.723
800,000.01--850,000.00                 1           845,012.58        0.05         845,012.58      601      95.00       7.990
850,000.01--900,000.00                 1           878,495.19        0.05         878,495.19      667      94.62       6.800
900,000.01--950,000.00                 1           928,869.21        0.06         928,869.21      623      60.00       8.500
950,000.01--1,000,000.00               3         2,920,000.00        0.18         973,333.33      654      79.91       7.518
1,000,000.01 >=                        2         2,525,000.00        0.16       1,262,500.00      653      78.91       8.125
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490    $1,618,805,146.40      100.00%     $  216,128.86      622      80.32%      8.215%
-----------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

61--120                                4    $      278,520.88        0.02%     $ 69,630.22      604      76.24%     8.884%
121--180                              52         5,179,800.20        0.32        99,611.54      631      69.67      7.776
181--240                              36         3,450,199.43        0.21        95,838.87      616      73.09      7.902
241--300                               9           777,947.07        0.05        86,438.56      632      77.80      7.342
301--360                           7,389     1,609,118,678.81       99.40       217,772.19      622      80.38      8.218
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490    $1,618,805,146.40      100.00%     $216,128.86      622      80.32%     8.215%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       32

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

61--120                                4    $      278,520.88        0.02%     $ 69,630.22      604      76.24%     8.884%
121--180                              52         5,179,800.20        0.32        99,611.54      631      69.67      7.776
181--240                              36         3,450,199.43        0.21        95,838.87      616      73.09      7.902
241--300                               9           777,947.07        0.05        86,438.56      632      77.80      7.342
301--360                           7,389     1,609,118,678.81       99.40       217,772.19      622      80.38      8.218
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490    $1,618,805,146.40      100.00%     $216,128.86      622      80.32%     8.215%
---------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

5.01--10.00                            1    $       54,989.50        0.00%     $ 54,989.50      551       9.65%      9.375%
10.01--15.00                           1            49,982.04        0.00        49,982.04      652      10.11       8.625
15.01--20.00                           5           469,610.11        0.03        93,922.02      628      18.20       7.974
20.01--25.00                           3           420,345.04        0.03       140,115.01      647      23.68       6.570
25.01--30.00                          17         2,114,369.32        0.13       124,374.67      586      28.18       8.385
30.01--35.00                          19         2,439,615.88        0.15       128,400.84      612      32.81       7.952
35.01--40.00                          25         3,139,040.01        0.19       125,561.60      597      37.54       8.091
40.01--45.00                          57         9,727,987.01        0.60       170,666.44      598      43.02       7.814
45.01--50.00                          96        17,346,393.20        1.07       180,691.60      592      48.16       7.870
50.01--55.00                          96        17,813,615.53        1.10       185,558.50      602      52.89       7.657
55.01--60.00                         182        37,706,510.63        2.33       207,178.63      592      58.19       7.914
60.01--65.00                         220        45,250,131.96        2.80       205,682.42      595      63.35       7.930
65.01--70.00                         360        74,804,712.09        4.62       207,790.87      589      68.74       8.166
70.01--75.00                         552       110,465,891.54        6.82       200,119.37      588      73.95       8.171
75.01--80.00                       3,159       704,283,027.45       43.51       222,944.93      640      79.82       7.983
80.01--85.00                         820       185,799,584.50       11.48       226,584.86      596      84.47       8.434
85.01--90.00                       1,179       265,667,320.24       16.41       225,332.76      619      89.68       8.584
90.01--95.00                         504       126,635,352.95        7.82       251,260.62      642      94.70       8.477
95.01--100.00                        194        14,616,667.41        0.90        75,343.65      656      99.94      11.332
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490    $1,618,805,146.40      100.00%     $216,128.86      622      80.32%      8.215%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       33

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

5.01--10.00                            1    $       54,989.50        0.00%     $ 54,989.50      551       9.65%     9.375%
10.01--15.00                           1            49,982.04        0.00        49,982.04      652      10.11      8.625
15.01--20.00                           5           469,610.11        0.03        93,922.02      628      18.20      7.974
20.01--25.00                           3           420,345.04        0.03       140,115.01      647      23.68      6.570
25.01--30.00                          15         1,958,660.59        0.12       130,577.37      582      28.09      8.352
30.01--35.00                          19         2,439,615.88        0.15       128,400.84      612      32.81      7.952
35.01--40.00                          25         3,139,040.01        0.19       125,561.60      597      37.54      8.091
40.01--45.00                          57         9,727,987.01        0.60       170,666.44      598      43.02      7.814
45.01--50.00                          97        17,436,363.85        1.08       179,756.33      593      48.06      7.869
50.01--55.00                          96        17,813,615.53        1.10       185,558.50      602      52.89      7.657
55.01--60.00                         179        37,212,000.27        2.30       207,888.27      593      58.17      7.905
60.01--65.00                         218        44,980,852.19        2.78       206,334.18      595      63.34      7.925
65.01--70.00                         356        74,253,236.10        4.59       208,576.51      588      68.69      8.166
70.01--75.00                         530       106,469,402.79        6.58       200,885.67      588      73.96      8.166
75.01--80.00                         965       196,736,346.62       12.15       203,871.86      601      79.35      8.187
80.01--85.00                         740       169,652,840.56       10.48       229,260.60      594      84.41      8.439
85.01--90.00                       1,108       254,563,534.27       15.73       229,750.48      620      89.53      8.542
90.01--95.00                         613       145,457,969.17        8.99       237,288.69      638      93.27      8.497
95.01--100.00                      2,462       535,968,754.89       33.11       217,696.49      654      80.75      8.025
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490    $1,618,805,146.40      100.00%     $216,128.86      622      80.32%     8.215%
---------------------------------------------------------------------------------------------------------------------------

                              DISTRIBUTION BY STATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                              LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

CA                                 1,369    $  469,551,881.81       29.01%     $342,988.96      637      79.54%     7.825%
FL                                   858       161,099,317.16        9.95       187,761.44      607      78.76      8.438
NY                                   417       139,948,324.52        8.65       335,607.49      635      80.11      7.959
NJ                                   286        76,849,529.88        4.75       268,704.65      621      79.99      8.561
TX                                   619        72,212,915.43        4.46       116,660.61      618      79.83      8.297
IL                                   338        66,938,186.99        4.14       198,041.97      614      81.95      8.338
MA                                   215        57,486,036.55        3.55       267,376.91      611      79.67      8.428
MD                                   227        55,469,054.69        3.43       244,357.07      607      81.33      8.334
AZ                                   235        45,709,500.42        2.82       194,508.51      621      78.98      8.193
NV                                   139        34,988,023.83        2.16       251,712.40      635      80.54      8.113
GA                                   217        34,332,263.39        2.12       158,213.20      609      84.16      8.804
PA                                   240        33,452,377.81        2.07       139,384.91      609      80.99      8.322
VA                                   149        31,287,360.07        1.93       209,982.28      603      80.03      8.370
HI                                    85        30,037,221.89        1.86       353,379.08      662      78.35      7.470
MN                                   140        27,305,939.59        1.69       195,042.43      622      82.03      8.358
Other                              1,956       282,137,212.34       17.43       144,241.93      610      82.11      8.635
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490    $1,618,805,146.40      100.00%     $216,128.86      622      80.32%     8.215%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       34

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Investment Property                  505     $   95,613,950.67        5.91%     $189,334.56      647      84.57%     9.091%
Primary Residence                  6,760      1,479,125,534.99       91.37       218,805.55      619      80.01      8.148
Second Home                          225         44,065,660.74        2.72       195,847.38      675      81.77      8.569
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490     $1,618,805,146.40      100.00%     $216,128.86      622      80.32%     8.215%
----------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                      LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

One Family                         5,552     $1,151,502,265.87       71.13%     $207,403.15      618      80.01%     8.205%
Pud-Detached                         764        176,534,527.54       10.91       231,066.14      628      80.87      8.099
2-4 Unit                             519        154,892,214.64        9.57       298,443.57      641      80.72      8.208
Condo                                453         93,775,523.10        5.79       207,009.98      639      81.96      8.501
Pud-Attached                         202         42,100,615.24        2.60       208,418.89      623      81.67      8.365
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490     $1,618,805,146.40      100.00%     $216,128.86      622      80.32%     8.215%
----------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                       LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE      SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Cash Out                           3,705     $  820,900,491.71      50.71%      $221,565.58      602      78.41%     8.214%
Purchase                           3,058        643,619,089.05      39.76        210,470.60      649      82.55      8.283
Rate/Term                            727        154,285,565.64       9.53        212,222.24      620      81.23      7.937
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490     $1,618,805,146.40     100.00%      $216,128.86      622      80.32%     8.215%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       35

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-    AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
DOCUMENTATION TYPE                 LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Full Documentation                 4,837     $  958,292,610.12      59.20%      $198,117.14      610      80.26%     7.947%
Limited Documentation                 85         20,481,316.96       1.27        240,956.67      628      81.37      7.826
Stated Documentation               2,568        640,031,219.32      39.54        249,233.34      641      80.39      8.629
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490     $1,618,805,146.40     100.00%      $216,128.86      622      80.32%     8.215%
---------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                 LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

476--500                              25     $    4,674,857.04       0.29%      $186,994.28      500      73.89%     9.302%
501--525                             544         91,451,978.22       5.65        168,110.25      513      74.34      9.316
526--550                             590        109,290,827.70       6.75        185,238.69      538      75.73      8.915
551--575                             787        145,273,105.39       8.97        184,590.99      562      78.21      8.791
576--600                           1,075        211,334,616.94      13.05        196,590.34      588      80.74      8.427
601--625                           1,312        273,664,046.19      16.91        208,585.40      613      81.68      8.027
626--650                           1,260        294,083,587.98      18.17        233,399.67      638      81.82      8.039
651--675                             877        220,774,806.87      13.64        251,738.66      662      81.42      7.856
676--700                             436        117,273,312.64       7.24        268,975.49      686      80.94      7.839
701--725                             247         65,054,079.37       4.02        263,376.84      713      81.33      7.685
726--750                             154         39,912,019.21       2.47        259,168.96      736      82.07      7.632
751--775                             119         30,297,273.32       1.87        254,598.94      762      81.86      7.789
776--800                              52         12,393,096.61       0.77        238,328.78      786      80.70      7.388
801--825                              12          3,327,538.92       0.21        277,294.91      807      76.90      7.208
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490     $1,618,805,146.40     100.00%      $216,128.86      622      80.32%     8.215%
---------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                         PERCENTAGE       AVERAGE    AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                        OF PRINCIPAL     PRINCIPAL    CREDIT    TO-VALUE     GROSS
(MONTHS)                           LOANS     PRINCIPAL BALANCE     BALANCE          BALANCE     SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

0                                  2,022     $  423,741,108.55      26.18%      $209,565.34      620      80.86%     8.699%
12                                   568        179,995,027.79      11.12        316,892.65      633      80.38      8.079
24                                 2,470        562,873,197.31      34.77        227,883.89      620      81.26      8.099
36                                 2,430        452,195,812.74      27.93        186,088.81      623      78.63      7.961
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490     $1,618,805,146.40     100.00%      $216,128.86      622      80.32%     8.215%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       36

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-    AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LIEN TYPE                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

First Lien                         7,304     $1,605,819,982.04       99.20%     $219,854.87      622      80.17%     8.187%
Second Lien                          186         12,985,164.36        0.80        69,812.71      651      99.86     11.651
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             7,490     $1,618,805,146.40      100.00%     $216,128.86      622      80.32%     8.215%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       37

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

     Statistics for the Mortgage Loans listed below are based on the Cut-off
                            Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                  $1,360,045,613.96
NUMBER OF MORTGAGE LOANS:                                                 6,022
AVERAGE SCHEDULED PRINCIPAL BALANCE:                          $      225,846.17
WEIGHTED AVERAGE GROSS COUPON:                                            8.298%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     620
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   80.97%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   88.03%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      29
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.196%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.913%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.498%
INTEREST ONLY LOANS:                                                      24.90%
SILENT SECONDS:                                                           36.51%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       38

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PRODUCT TYPE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

2/1 ARM                            1,083     $  187,651,436.88       13.80%     $173,270.02      604      80.92%     8.716%
2/1 ARM 5Y-IO                        809        270,506,465.14       19.89       334,371.40      648      82.04      7.625
3/1 ARM                              968        161,324,382.02       11.86       166,657.42      620      79.51      8.387
3/1 ARM 5Y-IO                        290         68,105,952.84        5.01       234,848.11      647      80.40      7.721
40/30 2/1 ARM                      1,191        299,218,807.74       22.00       251,233.26      609      80.62      8.465
40/30 3/1 ARM                      1,650        367,324,360.69       27.01       222,620.82      610      81.34      8.522
5/1 ARM                               31          5,914,208.65        0.43       190,780.92      640      74.57      7.693
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%     $225,846.17      620      80.97%     8.298%
----------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT GROSS MORTGAGE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATE (%)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.501--6.000                          43     $   14,502,365.02        1.07%     $337,264.30      663      77.50%      5.789%
6.001--6.500                         116         37,602,763.13        2.76       324,161.75      661      77.83       6.347
6.501--7.000                         346        106,713,018.35        7.85       308,419.13      654      79.60       6.809
7.001--7.500                         580        164,247,417.65       12.08       283,185.20      643      79.64       7.309
7.501--8.000                       1,050        257,075,390.27       18.90       244,833.71      628      80.06       7.792
8.001--8.500                         984        230,813,205.15       16.97       234,566.27      622      80.87       8.272
8.501--9.000                       1,097        225,218,476.05       16.56       205,303.99      610      81.38       8.769
9.001--9.500                         735        143,019,743.91       10.52       194,584.69      601      83.24       9.260
9.501--10.000                        569        105,591,496.37        7.76       185,573.81      584      83.27       9.758
10.001--10.500                       274         43,772,209.31        3.22       159,752.59      579      83.64      10.260
10.501--11.000                       156         22,191,210.68        1.63       142,251.35      570      82.93      10.736
11.001--11.500                        48          6,433,275.64        0.47       134,026.58      552      80.10      11.206
11.501--12.000                        15          1,939,058.51        0.14       129,270.57      534      73.72      11.696
12.001--12.500                         5            559,357.91        0.04       111,871.58      538      70.73      12.183
12.501--13.000                         4            366,626.02        0.03        91,656.51      525      70.75      12.691
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%     $225,846.17      620      80.97%      8.298%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       39

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE        AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN            MORTGAGE                       OF PRINCIPAL    PRINCIPAL       CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE         SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                       18     $      899,368.52        0.07%     $   49,964.92      562      65.21%     9.604%
50,000.01--100,000.00              1,011         78,600,464.17        5.78          77,745.27      598      79.65      9.022
100,000.01--150,000.00             1,182        148,433,308.59       10.91         125,578.10      603      80.01      8.749
150,000.01--200,000.00               963        167,108,858.44       12.29         173,529.45      606      79.59      8.471
200,000.01--250,000.00               811        181,893,260.48       13.37         224,282.69      614      80.45      8.374
250,000.01--300,000.00               576        157,266,871.14       11.56         273,032.76      616      80.55      8.255
300,000.01--350,000.00               365        118,470,666.68        8.71         324,577.17      621      81.21      8.250
350,000.01--400,000.00               338        126,613,024.29        9.31         374,594.75      627      81.31      8.029
400,000.01--450,000.00               281        119,527,080.54        8.79         425,363.28      631      82.59      8.068
450,000.01--500,000.00               191         91,218,156.47        6.71         477,581.97      637      82.31      7.900
500,000.01--550,000.00               117         61,494,383.68        4.52         525,593.02      640      82.87      7.879
550,000.01--600,000.00                76         43,644,240.09        3.21         574,266.32      638      84.13      8.086
600,000.01--650,000.00                47         29,442,567.21        2.16         626,437.60      647      81.12      7.936
650,000.01--700,000.00                16         10,751,574.20        0.79         671,973.39      665      83.09      7.795
700,000.01--750,000.00                13          9,491,835.61        0.70         730,141.20      650      83.41      8.299
750,000.01--800,000.00                 9          7,092,576.88        0.52         788,064.10      651      75.33      7.962
800,000.01--850,000.00                 1            845,012.58        0.06         845,012.58      601      95.00      7.990
850,000.01--900,000.00                 1            878,495.19        0.06         878,495.19      667      94.62      6.800
900,000.01--950,000.00                 1            928,869.21        0.07         928,869.21      623      60.00      8.500
950,000.01--1,000,000.00               3          2,920,000.00        0.21         973,333.33      654      79.91      7.518
1,000,000.01 >=                        2          2,525,000.00        0.19       1,262,500.00      653      78.91      8.125
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%     $  225,846.17      620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       40

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL          MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                       18     $      899,368.52        0.07%     $   49,964.92      562      65.21%     9.604%
50,000.01--100,000.00              1,010         78,500,464.17        5.77          77,723.23      598      79.65      9.023
100,000.01--150,000.00             1,183        148,533,308.59       10.92         125,556.47      603      80.01      8.749
150,000.01--200,000.00               964        167,308,281.48       12.30         173,556.31      606      79.59      8.473
200,000.01--250,000.00               810        181,693,837.45       13.36         224,313.38      614      80.45      8.373
250,000.01--300,000.00               576        157,266,871.14       11.56         273,032.76      616      80.55      8.255
300,000.01--350,000.00               365        118,470,666.68        8.71         324,577.17      621      81.21      8.250
350,000.01--400,000.00               338        126,613,024.29        9.31         374,594.75      627      81.31      8.029
400,000.01--450,000.00               281        119,527,080.54        8.79         425,363.28      631      82.59      8.068
450,000.01--500,000.00               191         91,218,156.47        6.71         477,581.97      637      82.31      7.900
500,000.01--550,000.00               118         62,044,283.72        4.56         525,799.01      640      82.98      7.902
550,000.01--600,000.00                75         43,094,340.05        3.17         574,591.20      638      84.00      8.055
600,000.01--650,000.00                47         29,442,567.21        2.16         626,437.60      647      81.12      7.936
650,000.01--700,000.00                16         10,751,574.20        0.79         671,973.39      665      83.09      7.795
700,000.01--750,000.00                13          9,491,835.61        0.70         730,141.20      650      83.41      8.299
750,000.01--800,000.00                 9          7,092,576.88        0.52         788,064.10      651      75.33      7.962
800,000.01--850,000.00                 1            845,012.58        0.06         845,012.58      601      95.00      7.990
850,000.01--900,000.00                 1            878,495.19        0.06         878,495.19      667      94.62      6.800
900,000.01--950,000.00                 1            928,869.21        0.07         928,869.21      623      60.00      8.500
950,000.01--1,000,000.00               3          2,920,000.00        0.21         973,333.33      654      79.91      7.518
1,000,000.01 >=                        2          2,525,000.00        0.19       1,262,500.00      653      78.91      8.125
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%     $  225,846.17      620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

301--360                           6,022     $1,360,045,613.96      100.00%      $225,846.17       620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17       620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

301--360                           6,022     $1,360,045,613.96      100.00%      $225,846.17       620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17       620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       41

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE            MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                           1     $       49,982.04        0.00%      $ 49,982.04       652      10.11%     8.625%
15.01--20.00                           3            250,783.41        0.02         83,594.47       561      18.36      8.833
20.01--25.00                           3            420,345.04        0.03        140,115.01       647      23.68      6.570
25.01--30.00                           9            911,021.22        0.07        101,224.58       564      27.55      9.159
30.01--35.00                          13          1,825,334.51        0.13        140,410.35       601      32.84      8.184
35.01--40.00                          16          2,359,750.93        0.17        147,484.43       582      37.54      8.136
40.01--45.00                          35          5,938,953.08        0.44        169,684.37       581      42.96      8.137
45.01--50.00                          53          9,808,907.57        0.72        185,073.73       576      48.14      8.053
50.01--55.00                          55         10,613,828.22        0.78        192,978.69       589      53.12      7.858
55.01--60.00                         120         26,322,776.68        1.94        219,356.47       579      58.32      8.240
60.01--65.00                         157         33,206,849.97        2.44        211,508.60       581      63.44      8.188
65.01--70.00                         260         56,595,466.78        4.16        217,674.87       580      68.78      8.394
70.01--75.00                         416         87,491,876.02        6.43        210,317.01       580      73.92      8.341
75.01--80.00                       2,648        607,772,153.03       44.69        229,521.21       639      79.86      8.026
80.01--85.00                         704        157,875,064.82       11.61        224,254.35       590      84.53      8.596
85.01--90.00                       1,069        241,620,615.79       17.77        226,024.90       617      89.71      8.681
90.01--95.00                         451        115,484,796.08        8.49        256,063.85       641      94.70      8.543
95.01--100.00                          9          1,497,108.77        0.11        166,345.42       685      99.68      9.432
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17       620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE            MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                           1     $       49,982.04        0.00%      $ 49,982.04       652      10.11%     8.625%
15.01--20.00                           3            250,783.41        0.02         83,594.47       561      18.36      8.833
20.01--25.00                           3            420,345.04        0.03        140,115.01       647      23.68      6.570
25.01--30.00                           8            821,050.57        0.06        102,631.32       546      27.37      9.335
30.01--35.00                          13          1,825,334.51        0.13        140,410.35       601      32.84      8.184
35.01--40.00                          16          2,359,750.93        0.17        147,484.43       582      37.54      8.136
40.01--45.00                          35          5,938,953.08        0.44        169,684.37       581      42.96      8.137
45.01--50.00                          54          9,898,878.22        0.73        183,312.56       577      47.97      8.048
50.01--55.00                          55         10,613,828.22        0.78        192,978.69       589      53.12      7.858
55.01--60.00                         119         25,987,957.78        1.91        218,386.20       579      58.30      8.230
60.01--65.00                         155         32,937,570.20        2.42        212,500.45       581      63.43      8.184
65.01--70.00                         257         56,104,510.36        4.13        218,305.49       579      68.71      8.396
70.01--75.00                         399         84,101,328.36        6.18        210,780.27       579      73.93      8.339
75.01--80.00                         671        145,362,593.08       10.69        216,635.76       592      79.41      8.410
80.01--85.00                         631        143,814,429.63       10.57        227,915.10       588      84.47      8.607
85.01--90.00                         999        230,371,786.28       16.94        230,602.39       617      89.59      8.641
90.01--95.00                         552        133,455,229.24        9.81        241,766.72       638      93.21      8.556
95.01--100.00                      2,051        475,731,303.02       34.98        231,950.90       653      80.29      7.942
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17       620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       42

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
STATE                              LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

CA                                 1,122     $  406,812,181.26       29.91%      $362,577.70       634      80.11%     7.880%
FL                                   662        132,309,265.33        9.73        199,862.94       605      80.00      8.564
NY                                   307        103,971,286.98        7.64        338,668.69       632      80.98      8.080
NJ                                   248         68,910,604.57        5.07        277,865.34       619      80.38      8.614
IL                                   306         62,212,192.36        4.57        203,307.82       614      82.08      8.339
MA                                   187         51,553,022.13        3.79        275,684.61       609      79.74      8.459
MD                                   193         48,438,458.15        3.56        250,976.47       602      81.99      8.408
TX                                   355         43,591,480.70        3.21        122,792.90       617      81.30      8.596
AZ                                   189         38,420,688.76        2.82        203,284.07       619      79.93      8.310
NV                                   122         32,147,567.17        2.36        263,504.65       635      80.84      8.121
GA                                   192         31,647,259.17        2.33        164,829.47       609      84.41      8.778
VA                                   122         26,421,520.23        1.94        216,569.84       603      80.46      8.436
PA                                   184         26,043,833.99        1.91        141,542.58       601      81.77      8.502
MI                                   193         24,642,584.25        1.81        127,681.78       596      81.76      9.071
MN                                   122         23,383,669.26        1.72        191,669.42       622      82.39      8.442
Other                              1,518        239,539,999.65       17.61        157,799.74       612      82.31      8.570
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17       620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
OCCUPANCY                          LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

Investment Property                  454     $   89,126,130.21        6.55%      $196,313.06       648      85.22%     9.129%
Primary Residence                  5,389      1,232,900,323.17       90.65        228,780.91       616      80.64      8.232
Second Home                          179         38,019,160.58        2.80        212,397.55       670      81.64      8.505
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17       620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                      LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

One Family                         4,464     $  970,664,975.88       71.37%      $217,442.87       615      80.69%     8.289%
Pud-Detached                         597        145,583,071.07       10.70        243,857.74       624      81.75      8.187
2-4 Unit                             415        125,427,301.02        9.22        302,234.46       638      81.29      8.303
Condo                                379         82,502,129.50        6.07        217,683.72       638      82.12      8.524
Pud-Attached                         167         35,868,136.49        2.64        214,779.26       620      81.70      8.442
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17       620      80.97%     8.298%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       43

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                               WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL LOAN-     GROSS
LOAN PURPOSE                       LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE       SCORE    TO-VALUE RATIO    COUPON
-----------------------------------------------------------------------------------------------------------------------------------

Cash Out                           2,809     $  652,468,425.38       47.97%      $232,277.83      596         79.56%        8.386%
Purchase                           2,660        585,078,538.06       43.02        219,954.34      647         82.35         8.247
Rate/Term                            553        122,498,650.52        9.01        221,516.55      616         81.88         8.075
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17      620         80.97%        8.298%
-----------------------------------------------------------------------------------------------------------------------------------

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                               WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL LOAN-     GROSS
DOCUMENTATION TYPE                 LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE       SCORE    TO-VALUE RATIO    COUPON
-----------------------------------------------------------------------------------------------------------------------------------

Full Documentation                 3,749     $  768,415,945.96       56.50%      $204,965.58      605         81.11%        8.047%
Limited Documentation                 67         17,608,243.34        1.29        262,809.60      628         81.33         7.785
Stated Documentation               2,206        574,021,424.66       42.21        260,209.17      639         80.77         8.649
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17      620         80.97%        8.298%
-----------------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY CREDIT SCORE

                                                                                               WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL LOAN-     GROSS
CREDIT SCORE RANGE                 LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE       SCORE    TO-VALUE RATIO    COUPON
-----------------------------------------------------------------------------------------------------------------------------------

476--500                              21     $    4,390,379.12        0.32%      $209,065.67      500         75.13%        9.282%
501--525                             487         83,443,574.85        6.14        171,342.04      513         74.90         9.348
526--550                             507         97,569,484.42        7.17        192,444.74      538         76.20         8.959
551--575                             656        126,237,319.39        9.28        192,434.94      562         79.03         8.892
576--600                             873        181,014,227.13       13.31        207,347.34      588         81.40         8.467
601--625                           1,030        229,974,346.16       16.91        223,276.06      613         82.51         8.051
626--650                             998        248,904,885.34       18.30        249,403.69      639         82.56         8.096
651--675                             688        179,309,600.80       13.18        260,624.42      662         81.98         7.945
676--700                             330         91,250,064.59        6.71        276,515.35      686         81.73         7.968
701--725                             200         54,183,065.10        3.98        270,915.33      712         82.32         7.805
726--750                             110         30,897,000.45        2.27        280,881.82      736         83.15         7.735
751--775                              87         23,257,056.33        1.71        267,322.49      762         81.85         7.895
776--800                              28          7,592,064.65        0.56        271,145.17      787         81.90         7.436
801--825                               7          2,022,545.63        0.15        288,935.09      809         78.63         7.527
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17      620         80.97%        8.298%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       44

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                               WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL LOAN-     GROSS
PREPAYMENT PENALTY TERMS (MONTHS)  LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE       SCORE    TO-VALUE RATIO    COUPON
-----------------------------------------------------------------------------------------------------------------------------------

0                                  1,670     $  377,229,011.43       27.74%      $225,885.64      620         81.10%        8.732%
12                                   446        141,434,820.31       10.40        317,118.43      630         81.10         8.210
24                                 2,357        553,551,877.35       40.70        234,854.42      620         81.08         8.061
36                                 1,549        287,829,904.87       21.16        185,816.59      615         80.52         8.228
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17      620         80.97%        8.298%
-----------------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                               WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL LOAN-     GROSS
INITIAL CAP (%)                    LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE       SCORE    TO-VALUE RATIO    COUPON
-----------------------------------------------------------------------------------------------------------------------------------

1.000                                 28     $    4,023,232.15        0.30%      $143,686.86      613         79.55%        8.437%
1.500                                933        228,810,722.55       16.82        245,241.93      612         81.44         8.327
2.000                              5,061      1,127,211,659.26       82.88        222,725.09      621         80.88         8.291
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17      620         80.97%        8.298%
-----------------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                               WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL LOAN-     GROSS
PERIODIC CAP (%)                   LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE       SCORE    TO-VALUE RATIO    COUPON
-----------------------------------------------------------------------------------------------------------------------------------

1.000                                 30     $    4,173,252.71        0.31%      $139,108.42      614         79.64%        8.444%
1.500                              5,992      1,355,872,361.25       99.69        226,280.43      620         80.97         8.297
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17      620         80.97%        8.298%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       45

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY GROSS MARGIN

                                                                                               WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL      CREDIT    ORIGINAL LOAN-     GROSS
ARM MARGIN (%)                     LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE       SCORE    TO-VALUE RATIO    COUPON
-----------------------------------------------------------------------------------------------------------------------------------

3.001--4.000                           1     $      203,859.60        0.01%      $203,859.60      631         80.00%        7.875%
5.001--6.000                       1,228        299,573,634.13       22.03        243,952.47      631         81.59         7.995
6.001--7.000                       4,541      1,015,800,053.67       74.69        223,695.23      619         81.29         8.340
7.001--8.000                         251         44,370,752.45        3.26        176,775.91      557         69.40         9.378
8.001--9.000                           1             97,314.11        0.01         97,314.11      676         65.00         8.300
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17      620         80.97%        8.298%
-----------------------------------------------------------------------------------------------------------------------------------

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                               WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL      CREDIT    ORIGINAL LOAN-     GROSS
MAXIMUM MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE       SCORE    TO-VALUE RATIO    COUPON
-----------------------------------------------------------------------------------------------------------------------------------

12.001--13.000                        43     $   14,502,365.02        1.07%      $337,264.30      663         77.50%         5.789%
13.001--14.000                       473        145,815,080.05       10.72        308,277.12      655         79.11          6.698
14.001--15.000                     1,629        421,268,127.87       30.97        258,605.36      634         79.91          7.607
15.001--16.000                     2,076        455,479,779.14       33.49        219,402.59      616         81.14          8.519
16.001--17.000                     1,300        247,848,359.25       18.22        190,652.58      594         83.20          9.473
17.001--18.000                       430         65,890,347.68        4.84        153,233.37      576         83.50         10.420
18.001--19.000                        62          8,315,571.02        0.61        134,122.11      548         78.61         11.319
19.001 >=                              9            925,983.93        0.07        102,887.10      533         70.73         12.384
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17      620         80.97%        8.298%
-----------------------------------------------------------------------------------------------------------------------------------

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                               WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL     PRINCIPAL     CREDIT    ORIGINAL LOAN-     GROSS
MINIMUM MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE       SCORE    TO-VALUE RATIO    COUPON
-----------------------------------------------------------------------------------------------------------------------------------

5.001--6.000                          21     $    6,894,511.92        0.51%      $328,310.09      676         77.11%         5.785%
6.001--7.000                         482        151,521,811.77       11.14        314,360.61      655         79.09          6.645
7.001--8.000                       1,632        421,724,630.72       31.01        258,409.70      634         79.89          7.602
8.001--9.000                       2,080        455,768,651.84       33.51        219,119.54      616         81.11          8.518
9.001--10.000                      1,305        248,874,269.65       18.30        190,708.25      594         83.26          9.471
10.001--11.000                       430         65,963,419.99        4.85        153,403.30      576         83.40         10.420
11.001--12.000                        63          8,372,334.14        0.62        132,894.19      548         78.62         11.320
12.001 >=                              9            925,983.93        0.07        102,887.10      533         70.73         12.384
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%      $225,846.17      620         80.97%         8.298%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       46

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
INITIAL INTEREST RATE             MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ADJUSTMENT DATE                    LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

02/01/2008                             6     $    2,157,437.00        0.16%     $359,572.83      567      75.66%     8.126%
03/01/2008                            21          5,502,113.91        0.40       262,005.42      613      84.60      7.363
04/01/2008                            50         15,768,973.65        1.16       315,379.47      607      83.20      7.894
05/01/2008                           126         33,638,998.83        2.47       266,976.18      625      82.59      8.373
06/01/2008                           386        101,257,643.03        7.45       262,325.50      610      81.83      8.268
07/01/2008                         1,573        372,824,722.27       27.41       237,015.08      621      80.80      8.233
08/01/2008                           907        223,563,336.08       16.44       246,486.59      630      81.21      8.222
09/01/2008                            14          2,663,485.00        0.20       190,248.93      596      80.25      8.205
04/01/2009                             1            283,599.48        0.02       283,599.48      653      80.00      8.100
05/01/2009                             3            585,752.11        0.04       195,250.70      653      91.94      8.402
06/01/2009                            45         10,517,709.25        0.77       233,726.87      630      84.06      8.284
07/01/2009                         1,127        229,467,179.93       16.87       203,608.86      609      80.64      8.501
08/01/2009                         1,703        348,850,284.78       25.65       204,844.56      621      80.65      8.330
09/01/2009                            29          7,050,170.00        0.52       243,109.31      635      82.15      8.277
06/01/2011                            10          1,893,221.48        0.14       189,322.15      662      76.73      7.611
07/01/2011                            21          4,020,987.17        0.30       191,475.58      630      73.55      7.732
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%     $225,846.17      620      80.97%     8.298%
----------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY LIEN TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

First Lien                         6,022     $1,360,045,613.96      100.00%     $225,846.17      620      80.97%     8.298%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             6,022     $1,360,045,613.96      100.00%     $225,846.17      620      80.97%     8.298%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       47

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

     Statistics for the Mortgage Loans listed below are based on the Cut-off
                            Date scheduled balances.

SCHEDULED PRINICPAL BALANCE:                                    $258,759,532.44
NUMBER OF MORTGAGE LOANS:                                                 1,468
AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $    176,266.71
WEIGHTED AVERAGE GROSS COUPON:                                            7.781%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     636
WEIGHTED AVERAGE ORIGINAL LTV RATIO(1):                                   76.94%
WEIGHTED AVERAGE COMBINED LTV RATIO(1):                                   80.61%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            353
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS) :                                   354
INTEREST ONLY LOANS:                                                       0.00%
SILENT SECONDS:                                                           18.85%

--------------------------------------------------------------------------------

(1)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined ("CLTV") loan-to-value of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       48

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PRODUCT TYPE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

40/30 Fixed                          429      $111,772,923.66        43.20%     $260,542.95      640      77.87%     7.417%
Fixed                              1,039       146,986,608.78        56.80       141,469.31      634      76.23      8.057
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468      $258,759,532.44       100.00%     $176,266.71      636      76.94%     7.781%
----------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT GROSS MORTGAGE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATE (%)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.501--6.000                           1      $    142,257.55         0.05%     $142,257.55      617       80.00%     5.975%
6.001--6.500                         140        42,201,066.57        16.31       301,436.19      681       74.81      6.463
6.501--7.000                         220        52,208,010.75        20.18       237,309.14      650       73.34      6.811
7.001--7.500                         199        42,026,626.77        16.24       211,189.08      634       75.79      7.290
7.501--8.000                         224        40,370,499.91        15.60       180,225.45      628       77.85      7.786
8.001--8.500                         162        26,175,584.27        10.12       161,577.68      614       75.43      8.275
8.501--9.000                         145        21,887,058.07         8.46       150,945.23      607       77.97      8.757
9.001--9.500                          67         8,172,115.06         3.16       121,971.87      589       74.90      9.281
9.501--10.000                         65         7,322,792.71         2.83       112,658.35      596       83.76      9.727
10.001--10.500                        39         3,064,424.30         1.18        78,574.98      617       85.46     10.261
10.501--11.000                        49         4,191,466.73         1.62        85,540.14      605       81.68     10.823
11.001--11.500                        38         3,125,877.35         1.21        82,259.93      633       93.46     11.298
11.501--12.000                        55         3,769,439.27         1.46        68,535.26      635       98.30     11.829
12.001--12.500                        39         2,700,060.38         1.04        69,232.32      621      100.00     12.358
12.501--13.000                        22         1,229,064.83         0.47        55,866.58      617      100.00     12.781
13.001--13.500                         3           173,187.91         0.07        57,729.30      629      100.00     13.244
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468      $258,759,532.44       100.00%     $176,266.71      636       76.94%     7.781%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       49

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                       72      $  3,015,162.09         1.17%     $ 41,877.25      621      86.07%     10.632%
50,000.01--100,000.00                477        35,542,147.86        13.74        74,511.84      618      79.85       9.102
100,000.01--150,000.00               308        37,728,388.86        14.58       122,494.77      624      75.73       8.186
150,000.01--200,000.00               179        30,719,996.84        11.87       171,620.09      621      74.42       7.777
200,000.01--250,000.00               125        28,164,990.46        10.88       225,319.92      623      73.91       7.611
250,000.01--300,000.00                76        20,841,396.57         8.05       274,228.90      631      74.40       7.461
300,000.01--350,000.00                51        16,552,151.48         6.40       324,551.99      642      75.90       7.398
350,000.01--400,000.00                41        15,466,244.51         5.98       377,225.48      642      76.89       7.485
400,000.01--450,000.00                34        14,571,486.21         5.63       428,573.12      656      76.58       7.143
450,000.01--500,000.00                41        19,538,754.71         7.55       476,554.99      664      80.91       7.098
500,000.01--550,000.00                30        15,797,461.44         6.11       526,582.05      654      77.44       7.135
550,000.01--600,000.00                22        12,688,777.01         4.90       576,762.59      678      81.42       7.003
600,000.01--650,000.00                 6         3,774,303.10         1.46       629,050.52      694      80.02       7.019
650,000.01--700,000.00                 3         2,036,739.07         0.79       678,913.02      657      71.83       7.450
700,000.01--750,000.00                 1           749,414.92         0.29       749,414.92      629      78.95       7.250
750,000.01--800,000.00                 2         1,572,117.30         0.61       786,058.65      666      82.46       6.647
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468      $258,759,532.44       100.00%     $176,266.71      636      76.94%      7.781%
----------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL          MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                       72      $  3,015,162.09         1.17%     $ 41,877.25      621      86.07%     10.632%
50,000.01--100,000.00                478        35,641,782.07        13.77        74,564.40      617      79.77       9.098
100,000.01--150,000.00               307        37,628,754.65        14.54       122,569.23      624      75.79       8.188
150,000.01--200,000.00               179        30,719,996.84        11.87       171,620.09      621      74.42       7.777
200,000.01--250,000.00               125        28,164,990.46        10.88       225,319.92      623      73.91       7.611
250,000.01--300,000.00                76        20,841,396.57         8.05       274,228.90      631      74.40       7.461
300,000.01--350,000.00                51        16,552,151.48         6.40       324,551.99      642      75.90       7.398
350,000.01--400,000.00                41        15,466,244.51         5.98       377,225.48      642      76.89       7.485
400,000.01--450,000.00                34        14,571,486.21         5.63       428,573.12      656      76.58       7.143
450,000.01--500,000.00                42        20,038,593.00         7.74       477,109.36      662      80.83       7.078
500,000.01--550,000.00                30        15,847,554.50         6.12       528,251.82      655      78.04       7.246
550,000.01--600,000.00                21        12,138,845.66         4.69       578,040.27      683      80.81       6.884
600,000.01--650,000.00                 6         3,774,303.10         1.46       629,050.52      694      80.02       7.019
650,000.01--700,000.00                 3         2,036,739.07         0.79       678,913.02      657      71.83       7.450
700,000.01--750,000.00                 1           749,414.92         0.29       749,414.92      629      78.95       7.250
750,000.01--800,000.00                 2         1,572,117.30         0.61       786,058.65      666      82.46       6.647
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468      $258,759,532.44       100.00%     $176,266.71      636      76.94%      7.781%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       50

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

61--120                                4      $    278,520.88         0.11%     $ 69,630.22      604      76.24%     8.884%
121--180                              52         5,179,800.20         2.00        99,611.54      631      69.67      7.776
181--240                              36         3,450,199.43         1.33        95,838.87      616      73.09      7.902
241--300                               9           777,947.07         0.30        86,438.56      632      77.80      7.342
301--360                           1,367       249,073,064.85        96.26       182,204.14      637      77.14      7.779
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468      $258,759,532.44       100.00%     $176,266.71      636      76.94%     7.781%
----------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

61--120                                4      $    278,520.88         0.11%     $ 69,630.22      604      76.24%     8.884%
121--180                              52         5,179,800.20         2.00        99,611.54      631      69.67      7.776
181--240                              36         3,450,199.43         1.33        95,838.87      616      73.09      7.902
241--300                               9           777,947.07         0.30        86,438.56      632      77.80      7.342
301--360                           1,367       249,073,064.85        96.26       182,204.14      637      77.14      7.779
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468      $258,759,532.44       100.00%     $176,266.71      636      76.94%     7.781%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       51

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.01--10.00                            1      $     54,989.50         0.02%     $ 54,989.50      551       9.65%      9.375%
15.01--20.00                           2           218,826.70         0.08       109,413.35      704      18.03       6.990
25.01--30.00                           8         1,203,348.09         0.47       150,418.51      603      28.65       7.800
30.01--35.00                           6           614,281.37         0.24       102,380.23      644      32.70       7.264
35.01--40.00                           9           779,289.08         0.30        86,587.68      644      37.56       7.954
40.01--45.00                          22         3,789,033.94         1.46       172,228.82      623      43.11       7.307
45.01--50.00                          43         7,537,485.63         2.91       175,290.36      613      48.18       7.633
50.01--55.00                          41         7,199,787.31         2.78       175,604.57      622      52.53       7.362
55.01--60.00                          62        11,383,733.95         4.40       183,608.61      623      57.88       7.161
60.01--65.00                          63        12,043,281.98         4.65       191,163.21      635      63.10       7.218
65.01--70.00                         100        18,209,245.32         7.04       182,092.45      618      68.62       7.459
70.01--75.00                         136        22,974,015.52         8.88       168,926.58      619      74.07       7.523
75.01--80.00                         511        96,510,874.43        37.30       188,866.68      645      79.57       7.715
80.01--85.00                         116        27,924,519.68        10.79       240,728.62      632      84.14       7.519
85.01--90.00                         110        24,046,704.44         9.29       218,606.40      642      89.40       7.609
90.01--95.00                          53        11,150,556.87         4.31       210,387.87      650      94.67       7.786
95.01--100.00                        185        13,119,558.63         5.07        70,916.53      652      99.96      11.549
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468      $258,759,532.44       100.00%     $176,266.71      636      76.94%      7.781%
----------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.01--10.00                            1      $     54,989.50         0.02%     $ 54,989.50      551       9.65%     9.375%
15.01--20.00                           2           218,826.70         0.08       109,413.35      704      18.03      6.990
25.01--30.00                           7         1,137,610.01         0.44       162,515.72      609      28.61      7.642
30.01--35.00                           6           614,281.37         0.24       102,380.23      644      32.70      7.264
35.01--40.00                           9           779,289.08         0.30        86,587.68      644      37.56      7.954
40.01--45.00                          22         3,789,033.94         1.46       172,228.82      623      43.11      7.307
45.01--50.00                          43         7,537,485.63         2.91       175,290.36      613      48.18      7.633
50.01--55.00                          41         7,199,787.31         2.78       175,604.57      622      52.53      7.362
55.01--60.00                          60        11,224,042.49         4.34       187,067.37      624      57.86      7.152
60.01--65.00                          63        12,043,281.98         4.65       191,163.21      635      63.10      7.218
65.01--70.00                          99        18,148,725.74         7.01       183,320.46      618      68.63      7.455
70.01--75.00                         131        22,368,074.42         8.64       170,748.66      620      74.06      7.519
75.01--80.00                         294        51,373,753.54        19.85       174,740.66      626      79.20      7.557
80.01--85.00                         109        25,838,410.93         9.99       237,049.64      632      84.08      7.506
85.01--90.00                         109        24,191,747.99         9.35       221,942.64      641      88.94      7.605
90.01--95.00                          61        12,002,739.93         4.64       196,766.23      647      93.95      7.841
95.01--100.00                        411        60,237,451.86        23.28       146,563.14      663      84.43      8.678
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468      $258,759,532.44       100.00%     $176,266.71      636      76.94%     7.781%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       52

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                              LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

CA                                   247     $ 62,739,700.55        24.25%     $254,006.88      654      75.85%     7.466%
NY                                   110       35,977,037.54        13.90       327,063.98      645      77.61      7.610
FL                                   196       28,790,051.83        11.13       146,888.02      619      73.02      7.859
TX                                   264       28,621,434.74        11.06       108,414.53      621      77.58      7.840
HI                                    35       11,929,490.13         4.61       340,842.58      679      76.74      7.327
NJ                                    38        7,938,925.30         3.07       208,919.09      637      76.66      8.104
PA                                    56        7,408,543.81         2.86       132,295.43      635      78.28      7.690
AZ                                    46        7,288,811.67         2.82       158,452.43      632      73.95      7.576
MD                                    34        7,030,596.54         2.72       206,782.25      640      76.83      7.823
MA                                    28        5,933,014.42         2.29       211,893.37      629      78.99      8.155
VA                                    27        4,865,839.84         1.88       180,216.29      605      77.68      8.013
IL                                    32        4,725,994.64         1.83       147,687.33      609      80.17      8.331
WA                                    18        4,384,985.60         1.69       243,610.31      627      76.85      7.369
MN                                    18        3,922,270.33         1.52       217,903.91      624      79.89      7.860
OR                                    24        3,533,053.83         1.37       147,210.58      645      77.69      7.538
Other                                295       33,669,781.66        13.01       114,134.85      620      80.23      8.464
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468     $258,759,532.44       100.00%     $176,266.71      636      76.94%     7.781%
---------------------------------------------------------------------------------------------------------------------------

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Investment Property                   51     $  6,487,820.46         2.51%     $127,212.17      629      75.73%     8.567%
Primary Residence                  1,371      246,225,211.82        95.16       179,595.34      635      76.83      7.730
Second Home                           46        6,046,500.16         2.34       131,445.66      702      82.56      8.976
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468     $258,759,532.44       100.00%     $176,266.71      636      76.94%     7.781%
---------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                      LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

One Family                         1,088     $180,837,289.99        69.89%     $166,210.74      632      76.35%     7.754%
Pud-Detached                         167       30,951,456.47        11.96       185,338.06      644      76.76      7.685
2-4 Unit                             104       29,464,913.63        11.39       283,316.48      650      78.30      7.802
Condo                                 74       11,273,393.60         4.36       152,343.16      646      80.81      8.333
Pud-Attached                          35        6,232,478.76         2.41       178,070.82      641      81.51      7.919
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468     $258,759,532.44       100.00%     $176,266.71      636      76.94%     7.781%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       53

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                       LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Cash Out                             896     $168,432,066.33        65.09%     $187,982.22      626      73.94%     7.551%
Purchase                             398       58,540,550.99        22.62       147,086.81      665      84.61      8.646
Rate/Term                            174       31,786,915.12        12.28       182,683.42      637      78.73      7.404
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468     $258,759,532.44       100.00%     $176,266.71      636      76.94%     7.781%
---------------------------------------------------------------------------------------------------------------------------

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
DOCUMENTATION TYPE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Full Documentation                 1,088     $189,876,664.16        73.38%     $174,518.99      629      76.81%     7.543%
Limited Documentation                 18        2,873,073.61         1.11       159,615.20      629      81.61      8.077
Stated Documentation                 362       66,009,794.66        25.51       182,347.50      657      77.10      8.452
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468     $258,759,532.44       100.00%     $176,266.71      636      76.94%     7.781%
---------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

476--500                               4     $    284,477.92         0.11%     $ 71,119.48      500      54.75%     9.619%
501--525                              57        8,008,403.37         3.09       140,498.30      512      68.55      8.990
526--550                              83       11,721,343.28         4.53       141,221.00      538      71.80      8.548
551--575                             131       19,035,785.99         7.36       145,311.34      564      72.82      8.118
576--600                             202       30,320,389.81        11.72       150,100.94      589      76.75      8.193
601--625                             282       43,689,700.04        16.88       154,928.01      613      77.32      7.903
626--650                             262       45,178,702.64        17.46       172,437.80      638      77.77      7.730
651--675                             189       41,465,206.07        16.02       219,392.62      663      78.98      7.470
676--700                             106       26,023,248.05        10.06       245,502.34      687      78.17      7.388
701--725                              47       10,871,014.28         4.20       231,298.18      714      76.42      7.083
726--750                              44        9,015,018.76         3.48       204,886.79      738      78.36      7.281
751--775                              32        7,040,216.99         2.72       220,006.78      763      81.88      7.439
776--800                              24        4,801,031.96         1.86       200,043.00      784      78.80      7.311
801--825                               5        1,304,993.29         0.50       260,998.66      803      74.22      6.714
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468     $258,759,532.44       100.00%     $176,266.71      636      76.94%     7.781%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       54

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(MONTHS)                           LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

0                                    352     $ 46,512,097.12        17.98%     $132,136.64      624      78.94%      8.432%
12                                   122       38,560,207.49        14.90       316,067.27      644      77.76       7.598
24                                   113        9,321,319.96         3.60        82,489.56      633      92.18      10.338
36                                   881      164,365,907.87        63.52       186,567.43      638      75.32       7.494
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468     $258,759,532.44       100.00%     $176,266.71      636      76.94%      7.781%
---------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY LIEN TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

First Lien                         1,282     $245,774,368.08        94.98%     $191,711.68      636      75.73%      7.576%
Second Lien                          186       12,985,164.36         5.02        69,812.71      651      99.86      11.651
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,468     $258,759,532.44       100.00%     $176,266.71      636      76.94%      7.781%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       55

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

     Statistics for the Mortgage Loans listed below are based on the Cut-off
                            Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                    $778,316,092.09
NUMBER OF MORTGAGE LOANS:                                                 3,270
AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $    238,017.15
WEIGHTED AVERAGE GROSS COUPON:                                            8.341%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     614
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   80.56%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   85.88%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      31
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.241%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.925%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                       0.00%
SILENT SECONDS:                                                           27.88%

--------------------------------------------------------------------------------

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       56

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PRODUCT TYPE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

40/30 2/1 ARM                      1,191      $299,218,807.74        38.44%     $251,233.26      609      80.62%     8.465%
40/30 3/1 ARM                      1,650       367,324,360.69        47.19       222,620.82      610      81.34      8.522
40/30 Fixed                          429       111,772,923.66        14.36       260,542.95      640      77.87      7.417
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT GROSS MORTGAGE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATE (%)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.501--6.000                          15      $  4,481,535.59         0.58%     $298,769.04      659      74.15%      5.767%
6.001--6.500                         102        36,521,224.60         4.69       358,051.22      670      77.28       6.429
6.501--7.000                         202        58,688,969.90         7.54       290,539.45      648      77.97       6.812
7.001--7.500                         300        84,292,096.49        10.83       280,973.65      637      78.78       7.297
7.501--8.000                         494       125,506,455.58        16.13       254,061.65      623      79.63       7.802
8.001--8.500                         520       129,527,312.91        16.64       249,090.99      617      80.69       8.275
8.501--9.000                         619       139,536,954.27        17.93       225,423.19      602      80.98       8.770
9.001--9.500                         417        86,827,497.91        11.16       208,219.42      597      83.37       9.265
9.501--10.000                        325        65,686,268.55         8.44       202,111.60      578      82.90       9.749
10.001--10.500                       160        29,031,869.66         3.73       181,449.19      576      83.52      10.273
10.501--11.000                        80        12,750,142.46         1.64       159,376.78      566      81.61      10.730
11.001--11.500                        27         4,418,826.63         0.57       163,660.25      556      82.08      11.195
11.501--12.000                         8           890,959.94         0.11       111,369.99      532      73.92      11.766
12.501--13.000                         1           155,977.60         0.02       155,977.60      508      65.00      12.550
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%      8.341%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       57

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                        9      $    449,770.76         0.06%     $ 49,974.53      576      51.02%     9.034%
50,000.01--100,000.00                380        29,809,070.59         3.83        78,444.92      597      79.19      8.985
100,000.01--150,000.00               613        77,581,733.90         9.97       126,560.74      597      79.35      8.824
150,000.01--200,000.00               549        95,625,595.81        12.29       174,181.41      602      78.91      8.491
200,000.01--250,000.00               493       111,067,432.25        14.27       225,288.91      608      80.02      8.507
250,000.01--300,000.00               358        97,683,616.50        12.55       272,859.26      605      80.26      8.393
300,000.01--350,000.00               236        76,516,757.38         9.83       324,223.55      612      80.69      8.400
350,000.01--400,000.00               187        69,823,098.03         8.97       373,385.55      614      80.44      8.044
400,000.01--450,000.00               159        67,702,341.73         8.70       425,800.89      623      82.11      8.179
450,000.01--500,000.00               130        62,101,887.00         7.98       477,706.82      634      82.13      7.846
500,000.01--550,000.00                64        33,635,551.89         4.32       525,555.50      633      82.01      7.822
550,000.01--600,000.00                52        29,850,222.98         3.84       574,042.75      640      84.04      7.914
600,000.01--650,000.00                26        16,280,482.70         2.09       626,172.41      665      81.71      7.942
650,000.01--700,000.00                 4         2,687,420.36         0.35       671,855.09      669      81.06      8.336
700,000.01--750,000.00                 7         5,104,859.02         0.66       729,265.57      658      85.32      8.546
750,000.01--800,000.00                 2         1,551,238.60         0.20       775,619.30      667      71.75      7.854
800,000.01--850,000.00                 1           845,012.58         0.11       845,012.58      601      95.00      7.990
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL          MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                        9      $    449,770.76         0.06%     $ 49,974.53      576      51.02%     9.034%
50,000.01--100,000.00                380        29,809,070.59         3.83        78,444.92      597      79.19      8.985
100,000.01--150,000.00               613        77,581,733.90         9.97       126,560.74      597      79.35      8.824
150,000.01--200,000.00               549        95,625,595.81        12.29       174,181.41      602      78.91      8.491
200,000.01--250,000.00               493       111,067,432.25        14.27       225,288.91      608      80.02      8.507
250,000.01--300,000.00               358        97,683,616.50        12.55       272,859.26      605      80.26      8.393
300,000.01--350,000.00               236        76,516,757.38         9.83       324,223.55      612      80.69      8.400
350,000.01--400,000.00               187        69,823,098.03         8.97       373,385.55      614      80.44      8.044
400,000.01--450,000.00               159        67,702,341.73         8.70       425,800.89      623      82.11      8.179
450,000.01--500,000.00               131        62,601,725.28         8.04       477,875.77      634      82.10      7.834
500,000.01--550,000.00                64        33,685,613.64         4.33       526,337.71      635      82.28      7.888
550,000.01--600,000.00                51        29,300,322.93         3.76       574,516.14      640      83.84      7.865
600,000.01--650,000.00                26        16,280,482.70         2.09       626,172.41      665      81.71      7.942
650,000.01--700,000.00                 4         2,687,420.36         0.35       671,855.09      669      81.06      8.336
700,000.01--750,000.00                 7         5,104,859.02         0.66       729,265.57      658      85.32      8.546
750,000.01--800,000.00                 2         1,551,238.60         0.20       775,619.30      667      71.75      7.854
800,000.01--850,000.00                 1           845,012.58         0.11       845,012.58      601      95.00      7.990
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       58

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

301--360                           3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

301--360                           3,270       $778,316,092.09      100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270       $778,316,092.09      100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.01--10.00                            1      $     54,989.50         0.01%     $ 54,989.50      551       9.65%      9.375%
15.01--20.00                           1            75,912.38         0.01        75,912.38      606      15.83       7.725
20.01--25.00                           1            49,994.49         0.01        49,994.49      520      22.73      11.175
25.01--30.00                           6           624,703.31         0.08       104,117.22      549      27.23       8.661
30.01--35.00                           7           747,035.56         0.10       106,719.37      597      33.56       7.921
35.01--40.00                          12         1,501,557.23         0.19       125,129.77      600      37.58       8.141
40.01--45.00                          23         4,239,422.21         0.54       184,322.70      579      42.86       7.886
45.01--50.00                          42         7,721,320.35         0.99       183,840.96      580      47.89       7.972
50.01--55.00                          45         9,127,286.13         1.17       202,828.58      596      53.10       7.826
55.01--60.00                          81        17,831,701.38         2.29       220,144.46      582      57.99       7.927
60.01--65.00                         103        23,760,384.85         3.05       230,683.35      586      63.27       8.011
65.01--70.00                         169        40,822,704.87         5.25       241,554.47      581      68.84       8.280
70.01--75.00                         247        55,081,429.38         7.08       223,001.74      575      74.01       8.352
75.01--80.00                       1,197       287,768,311.34        36.97       240,407.95      637      79.79       8.148
80.01--85.00                         485       121,029,611.88        15.55       249,545.59      590      84.43       8.524
85.01--90.00                         610       145,116,156.43        18.64       237,895.34      613      89.69       8.683
90.01--95.00                         235        62,205,892.62         7.99       264,705.93      643      94.76       8.511
95.01--100.00                          5           557,678.19         0.07       111,535.64      676      99.13       9.095
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%      8.341%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       59

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE RATIO      MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(%)                                LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.01--10.00                            1      $     54,989.50         0.01%     $ 54,989.50      551       9.65%      9.375%
15.01--20.00                           1            75,912.38         0.01        75,912.38      606      15.83       7.725
20.01--25.00                           1            49,994.49         0.01        49,994.49      520      22.73      11.175
25.01--30.00                           5           534,732.66         0.07       106,946.53      518      26.91       8.848
30.01--35.00                           7           747,035.56         0.10       106,719.37      597      33.56       7.921
35.01--40.00                          12         1,501,557.23         0.19       125,129.77      600      37.58       8.141
40.01--45.00                          23         4,239,422.21         0.54       184,322.70      579      42.86       7.886
45.01--50.00                          43         7,811,291.00         1.00       181,657.93      582      47.67       7.967
50.01--55.00                          45         9,127,286.13         1.17       202,828.58      596      53.10       7.826
55.01--60.00                          80        17,751,961.96         2.28       221,899.52      582      57.98       7.931
60.01--65.00                         103        23,760,384.85         3.05       230,683.35      586      63.27       8.011
65.01--70.00                         166        40,175,430.01         5.16       242,020.66      580      68.83       8.268
70.01--75.00                         234        52,269,948.82         6.72       223,375.85      574      73.99       8.354
75.01--80.00                         381        90,985,844.37        11.69       238,807.99      589      79.31       8.311
80.01--85.00                         448       113,769,642.71        14.62       253,950.10      590      84.40       8.492
85.01--90.00                         576       138,897,936.81        17.85       241,142.25      613      89.46       8.642
90.01--95.00                         287        72,589,145.80         9.33       252,923.85      639      93.18       8.520
95.01--100.00                        857       203,973,575.60        26.21       238,008.84      656      80.37       8.135
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%      8.341%
----------------------------------------------------------------------------------------------------------------------------

                              DISTRIBUTION BY STATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                              LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

CA                                   669      $227,877,495.37        29.28%     $340,624.06      625      79.15%     7.967%
FL                                   440        85,186,286.44        10.94       193,605.20      600      78.97      8.526
NY                                   212        77,828,597.90        10.00       367,116.03      628      80.81      7.930
NJ                                   155        43,433,809.04         5.58       280,218.12      612      80.32      8.738
MD                                   140        34,073,843.54         4.38       243,384.60      600      81.87      8.491
MA                                   121        32,847,595.54         4.22       271,467.73      605      81.11      8.663
IL                                   156        32,652,500.19         4.20       209,310.90      601      82.64      8.536
AZ                                   113        22,705,866.95         2.92       200,936.88      606      79.85      8.506
GA                                   111        17,588,047.49         2.26       158,450.88      600      83.80      8.981
NV                                    65        16,506,964.49         2.12       253,953.30      627      80.43      8.311
HI                                    38        15,406,323.31         1.98       405,429.56      655      79.32      7.467
VA                                    69        14,552,759.84         1.87       210,909.56      592      79.55      8.433
MN                                    66        13,962,118.91         1.79       211,547.26      613      83.52      8.707
WA                                    63        13,775,011.55         1.77       218,650.98      598      81.48      8.402
MI                                   100        13,680,934.97         1.76       136,809.35      591      81.90      8.998
Other                                752       116,237,936.57        14.93       154,571.72      608      82.65      8.729
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       60

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Investment Property                   247     $ 55,490,883.46         7.13%     $224,659.45      653      85.66%     8.934%
Primary Residence                   2,940      703,632,637.57        90.40       239,330.83      609      80.14      8.290
Second Home                            83       19,192,571.06         2.47       231,235.80      677      81.50      8.513
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,270     $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                      LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

One Family                         2,408      $547,860,746.31        70.39%     $227,516.92      607      80.38%     8.362%
2-4 Unit                             268        87,965,383.74        11.30       328,229.04      637      80.82      8.202
Pud-Detached                         287        74,056,320.17         9.51       258,035.96      622      80.34      8.208
Condo                                205        46,269,862.59         5.94       225,706.65      636      82.22      8.525
Pud-Attached                         102        22,163,779.29         2.85       217,291.95      617      81.39      8.440
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                       LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Cash Out                           1,785      $438,748,475.79        56.37%     $245,797.47      594      79.05%     8.331%
Purchase                           1,161       268,595,184.87        34.51       231,348.14      647      82.76      8.408
Rate/Term                            324        70,972,431.43         9.12       219,050.71      612      81.60      8.156
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       61

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                              WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    ORIGINAL LOAN-     GROSS
DOCUMENTATION TYPE                 LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE    TO-VALUE RATIO    COUPON
----------------------------------------------------------------------------------------------------------------------------------

Full Documentation                 1,985      $429,730,413.03        55.21%     $216,488.87      598         80.65%        8.086%
Limited Documentation                 35         8,564,777.94         1.10       244,707.94      620         82.36         7.772
Stated Documentation               1,250       340,020,901.12        43.69       272,016.72      634         80.41         8.678
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614         80.56%        8.341%
----------------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY CREDIT SCORE

                                                                                              WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE     AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    ORIGINAL LOAN-     GROSS
CREDIT SCORE RANGE                 LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE      SCORE    TO-VALUE RATIO    COUPON
----------------------------------------------------------------------------------------------------------------------------------

476--500                              14     $   3,360,876.96         0.43%     $240,062.64      500         74.89%        9.400%
501--525                             283        54,831,011.10         7.04       193,749.16      513         75.56         9.237
526--550                             336        73,622,320.66         9.46       219,114.05      538         76.12         8.872
551--575                             460        96,420,020.12        12.39       209,608.74      562         78.98         8.796
576--600                             493       111,883,402.76        14.38       226,944.02      587         81.13         8.547
601--625                             449       105,361,399.09        13.54       234,657.90      612         82.51         8.065
626--650                             467       117,611,352.06        15.11       251,844.44      639         82.42         8.080
651--675                             357        99,058,108.05        12.73       277,473.69      662         81.94         7.953
676--700                             171        48,974,091.45         6.29       286,398.20      686         81.22         7.908
701--725                              96        25,859,439.50         3.32       269,369.16      713         81.78         7.785
726--750                              67        17,719,001.59         2.28       264,462.71      737         83.59         7.752
751--775                              54        16,495,371.54         2.12       305,469.84      763         82.50         7.931
776--800                              18         5,770,937.58         0.74       320,607.64      785         81.66         7.226
801--825                               5         1,348,759.63         0.17       269,751.93      807         75.97         7.690
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614         80.56%        8.341%
----------------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                              WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE       AVERAGE       AVERAGE
PREPAYMENT PENALTY TERMS          MORTGAGE                       OF PRINCIPAL   PRINCIPAL      CREDIT    ORIGINAL LOAN-     GROSS
(MONTHS)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE    TO-VALUE RATIO    COUPON
----------------------------------------------------------------------------------------------------------------------------------

0                                    911      $213,525,137.85        27.43%     $234,385.44      613         81.62%        8.862%
12                                   274        90,190,436.76        11.59       329,162.18      624         81.07         8.082
24                                   978       234,022,764.02        30.07       239,287.08      605         80.18         8.333
36                                 1,107       240,577,753.47        30.91       217,324.08      620         79.82         7.985
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614         80.56%        8.341%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       62

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                              WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE        AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL   PRINCIPAL     CREDIT     ORIGINAL LOAN-     GROSS
INITIAL CAP (%)                    LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE      SCORE     TO-VALUE RATIO    COUPON
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                           429      $111,772,923.66        14.36%     $260,542.95      640         77.87%        7.417%
1.500                                405       100,418,053.40        12.90       247,945.81      604         81.24         8.601
2.000                              2,436       566,125,115.03        72.74       232,399.47      611         80.98         8.478
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614         80.56%        8.341%
----------------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                              WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE        AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL   PRINCIPAL     CREDIT     ORIGINAL LOAN-     GROSS
PERIODIC CAP (%)                   LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE      SCORE     TO-VALUE RATIO    COUPON
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                           429      $111,772,923.66        14.36%     $260,542.95      640         77.87%        7.417%
1.500                              2,841       666,543,168.43        85.64       234,615.69      610         81.02         8.496
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614         80.56%        8.341%
----------------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY GROSS MARGIN

                                                                                              WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE      AVERAGE        AVERAGE
                                  MORTGAGE                       OF PRINCIPAL   PRINCIPAL      CREDIT    ORIGINAL LOAN-    GROSS
ARM MARGIN (%)                     LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE    TO-VALUE RATIO    COUPON
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                           429      $111,772,923.66        14.36%     $260,542.95      640         77.87%        7.417%
5.001--6.000                         506       125,296,945.66        16.10       247,622.42      620         81.62         8.293
6.001--7.000                       2,195       511,583,361.48        65.73       233,067.59      610         81.51         8.498
7.001--8.000                         140        29,662,861.29         3.81       211,877.58      556         69.93         9.321
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614         80.56%        8.341%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       63

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                              WEIGHTED      WEIGHTED      WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE      AVERAGE        AVERAGE
                                  MORTGAGE                       OF PRINCIPAL   PRINCIPAL      CREDIT    ORIGINAL LOAN-    GROSS
MAXIMUM MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE    TO-VALUE RATIO    COUPON
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                           429      $111,772,923.66        14.36%     $260,542.95      640         77.87%        7.417%
12.001--13.000                        15         4,481,535.59         0.58       298,769.04      659         74.15         5.767
13.001--14.000                       151        45,712,909.83         5.87       302,734.50      652         78.46         6.722
14.001--15.000                       653       174,256,248.58        22.39       266,854.90      626         79.30         7.620
15.001--16.000                     1,051       248,989,062.40        31.99       236,906.81      609         81.14         8.534
16.001--17.000                       708       147,198,252.42        18.91       207,907.14      588         83.28         9.473
17.001--18.000                       228        40,549,022.80         5.21       177,846.59      574         83.20        10.410
18.001--19.000                        34         5,200,159.20         0.67       152,945.86      551         80.62        11.288
19.001 >=                              1           155,977.60         0.02       155,977.60      508         65.00        12.550
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614         80.56%        8.341%
----------------------------------------------------------------------------------------------------------------------------------

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                              WEIGHTED       WEIGHTED     WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE                       OF PRINCIPAL   PRINCIPAL      CREDIT    ORIGINAL LOAN-    GROSS
MINIMUM MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE    TO-VALUE RATIO    COUPON
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                           429      $111,772,923.66        14.36%     $260,542.95      640         77.87%        7.417%
5.001--6.000                           8         2,546,441.88         0.33       318,305.24      675         77.75         5.795
6.001--7.000                         158        47,648,003.54         6.12       301,569.64      652         78.10         6.682
7.001--8.000                         653       174,256,248.58        22.39       266,854.90      626         79.30         7.620
8.001--9.000                       1,050       248,726,033.04        31.96       236,881.94      609         81.12         8.534
9.001--10.000                        709       147,461,281.78        18.95       207,984.88      588         83.30         9.472
10.001--11.000                       228        40,549,022.80         5.21       177,846.59      574         83.20        10.410
11.001--12.000                        34         5,200,159.20         0.67       152,945.86      551         80.62        11.288
12.001 >=                              1           155,977.60         0.02       155,977.60      508         65.00        12.550
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614         80.56%        8.341%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       64

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
INITIAL INTEREST RATE             MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ADJUSTMENT DATE                    LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Fixed Rate                           429      $111,772,923.66        14.36%     $260,542.95      640      77.87%     7.417%
02/01/2008                             4         1,640,318.85         0.21       410,079.71      550      74.29      8.770
03/01/2008                             4           584,366.33         0.08       146,091.58      548      79.72      8.569
04/01/2008                             8         1,624,927.74         0.21       203,115.97      566      79.04      8.693
05/01/2008                            40        11,035,468.06         1.42       275,886.70      624      83.10      8.533
06/01/2008                           172        43,433,268.02         5.58       252,519.00      601      81.43      8.704
07/01/2008                           669       168,569,801.77        21.66       251,972.80      609      80.32      8.408
08/01/2008                           291        71,365,256.97         9.17       245,241.43      615      80.67      8.450
09/01/2008                             3           965,400.00         0.12       321,800.00      616      80.08      7.127
04/01/2009                             1           283,599.48         0.04       283,599.48      653      80.00      8.100
05/01/2009                             1           161,860.00         0.02       161,860.00      663      97.01      9.000
06/01/2009                            36         9,001,385.12         1.16       250,038.48      632      84.25      8.243
07/01/2009                           767       164,625,238.84        21.15       214,635.25      608      80.97      8.474
08/01/2009                           832       189,348,527.24        24.33       227,582.36      611      81.44      8.571
09/01/2009                            13         3,903,750.00         0.50       300,288.46      603      84.41      8.771
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             3,270      $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY LIEN TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

First Lien                          3,270     $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              3,270     $778,316,092.09       100.00%     $238,017.15      614      80.56%     8.341%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       65

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                    $338,612,417.98
NUMBER OF MORTGAGE LOANS:                                                 1,099
AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $    308,109.57
WEIGHTED AVERAGE GROSS COUPON:                                            7.644%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     648
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   81.71%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   92.83%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      26
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.088%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.902%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.499%
INTEREST ONLY LOANS:                                                     100.00%
SILENT SECONDS:                                                           56.28%
--------------------------------------------------------------------------------

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       66

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PRODUCT TYPE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

2/1 ARM 5Y-IO                        809      $270,506,465.14        79.89%     $334,371.40      648      82.04%     7.625%
3/1 ARM 5Y-IO                        290        68,105,952.84        20.11       234,848.11      647      80.40      7.721
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648      81.71%     7.644%
----------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT GROSS MORTGAGE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATE (%)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.501--6.000                          23      $  8,684,038.31         2.56%     $377,566.88      666      81.28%      5.809%
6.001--6.500                          70        23,194,228.06         6.85       331,346.12      661      78.59       6.330
6.501--7.000                         164        56,166,740.30        16.59       342,480.12      657      80.98       6.796
7.001--7.500                         201        66,098,016.47        19.52       328,845.85      647      80.95       7.315
7.501--8.000                         271        81,108,035.47        23.95       299,291.64      641      82.17       7.781
8.001--8.500                         167        49,145,699.16        14.51       294,285.62      640      81.83       8.240
8.501--9.000                         123        32,436,321.40         9.58       263,709.93      650      83.58       8.766
9.001--9.500                          53        15,212,312.96         4.49       287,024.77      649      82.31       9.245
9.501--10.000                         22         5,020,258.03         1.48       228,193.55      640      89.54       9.752
10.001--10.500                         3         1,252,267.82         0.37       417,422.61      634      89.94      10.147
10.501--11.000                         2           294,500.00         0.09       147,250.00      619      95.00      10.596
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648      81.71%      7.644%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       67

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE       AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN           MORTGAGE      PRINCIPAL      OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE    GROSS
BALANCE ($)                       LOANS         BALANCE          BALANCE        BALANCE       SCORE      RATIO      COUPON
---------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                        1    $     49,982.04        0.01%     $   49,982.04      652      10.11%     8.625%
50,000.01--100,000.00                 47       3,878,856.00        1.15          82,528.85      640      79.44      8.141
100,000.01--150,000.00               118      15,297,011.06        4.52         129,635.69      638      80.90      8.161
150,000.01--200,000.00               137      23,952,382.35        7.07         174,834.91      636      78.91      7.873
200,000.01--250,000.00               162      36,523,296.39       10.79         225,452.45      642      81.81      7.644
250,000.01--300,000.00               144      39,467,967.26       11.66         274,083.11      641      80.34      7.631
300,000.01--350,000.00                94      30,405,259.77        8.98         323,460.21      646      81.97      7.657
350,000.01--400,000.00               104      39,154,392.03       11.56         376,484.54      657      82.52      7.536
400,000.01--450,000.00                99      42,133,632.97       12.44         425,592.25      650      81.95      7.477
450,000.01--500,000.00                68      32,522,865.41        9.60         478,277.43      658      82.99      7.424
500,000.01--550,000.00                57      29,901,572.82        8.83         524,589.00      650      82.93      7.581
550,000.01--600,000.00                26      14,966,761.89        4.42         575,644.69      649      83.88      7.789
600,000.01--650,000.00                19      11,905,938.02        3.52         626,628.32      649      82.56      7.672
650,000.01--700,000.00                 9       6,052,599.98        1.79         672,511.11      660      82.81      7.643
700,000.01--750,000.00                 3       2,212,400.00        0.65         737,466.67      673      79.64      7.510
750,000.01--800,000.00                 6       4,742,499.99        1.40         790,416.67      653      77.96      8.054
950,000.01--1,000,000.00               3       2,920,000.00        0.86         973,333.33      654      79.91      7.518
1,000,000.01 >=                        2       2,525,000.00        0.75       1,262,500.00      653      78.91      8.125
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099    $338,612,417.98      100.00%     $  308,109.57      648      81.71%     7.644%
---------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE       AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE      PRINCIPAL      OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE    GROSS
BALANCE ($)                       LOANS         BALANCE          BALANCE        BALANCE       SCORE      RATIO      COUPON
---------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                        1    $     49,982.04        0.01%     $   49,982.04      652      10.11%     8.625%
50,000.01--100,000.00                 46       3,778,855.99        1.12          82,149.04      641      79.42      8.140
100,000.01--150,000.00               119      15,397,011.06        4.55         129,386.65      637      80.89      8.161
150,000.01--200,000.00               137      23,952,382.35        7.07         174,834.91      636      78.91      7.873
200,000.01--250,000.00               162      36,523,296.39       10.79         225,452.45      642      81.81      7.644
250,000.01--300,000.00               144      39,467,967.26       11.66         274,083.11      641      80.34      7.631
300,000.01--350,000.00                94      30,405,259.77        8.98         323,460.21      646      81.97      7.657
350,000.01--400,000.00               104      39,154,392.03       11.56         376,484.54      657      82.52      7.536
400,000.01--450,000.00                99      42,133,632.97       12.44         425,592.25      650      81.95      7.477
450,000.01--500,000.00                68      32,522,865.41        9.60         478,277.43      658      82.99      7.424
500,000.01--550,000.00                57      29,901,572.82        8.83         524,589.00      650      82.93      7.581
550,000.01--600,000.00                26      14,966,761.89        4.42         575,644.69      649      83.88      7.789
600,000.01--650,000.00                19      11,905,938.02        3.52         626,628.32      649      82.56      7.672
650,000.01--700,000.00                 9       6,052,599.98        1.79         672,511.11      660      82.81      7.643
700,000.01--750,000.00                 3       2,212,400.00        0.65         737,466.67      673      79.64      7.510
750,000.01--800,000.00                 6       4,742,499.99        1.40         790,416.67      653      77.96      8.054
950,000.01--1,000,000.00               3       2,920,000.00        0.86         973,333.33      654      79.91      7.518
1,000,000.01 >=                        2       2,525,000.00        0.75       1,262,500.00      653      78.91      8.125
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099    $338,612,417.98      100.00%     $  308,109.57      648      81.71%     7.644%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       68

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                       WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                                                   WEIGHTED    ORIGINAL    WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE     AVERAGE      LOAN-      AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT     TO-VALUE     GROSS
REMAINING TERM (MONTHS)           LOANS         BALANCE          BALANCE       BALANCE      SCORE       RATIO       COUPON
---------------------------------------------------------------------------------------------------------------------------

301--360                           1,099    $338,612,417.98      100.00%     $308,109.57      648       81.71%      7.644%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099    $338,612,417.98      100.00%     $308,109.57      648       81.71%      7.644%
---------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                      WEIGHTED
                                                                                                      AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)            LOANS         BALANCE          BALANCE       BALANCE      SCORE      RATIO      COUPON
-------------------------------------------------------------------------------------------------------------------------

301--360                           1,099    $338,612,417.98      100.00%     $308,109.57      648      81.71%     7.644%
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099    $338,612,417.98      100.00%     $308,109.57      648      81.71%     7.644%
-------------------------------------------------------------------------------------------------------------------------

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                      WEIGHTED
                                                                                                      AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
RATIO (%)                         LOANS         BALANCE          BALANCE       BALANCE      SCORE      RATIO      COUPON
-------------------------------------------------------------------------------------------------------------------------

10.01--15.00                           1    $     49,982.04        0.01%     $ 49,982.04      652      10.11%     8.625%
20.01--25.00                           1         104,000.00        0.03       104,000.00      646      22.61      6.775
30.01--35.00                           3         627,990.36        0.19       209,330.12      665      32.32      7.573
35.01--40.00                           1         136,999.99        0.04       136,999.99      628      36.93      8.775
40.01--45.00                           2         382,999.99        0.11       191,500.00      644      43.38      8.333
45.01--50.00                           6       1,733,499.97        0.51       288,916.66      631      48.19      7.902
50.01--55.00                           7       1,526,499.96        0.45       218,071.42      643      52.54      6.931
55.01--60.00                          10       3,157,984.98        0.93       315,798.50      633      57.86      7.068
60.01--65.00                          13       3,051,099.96        0.90       234,700.00      646      63.25      6.964
65.01--70.00                          20       6,662,892.30        1.97       333,144.61      634      69.13      7.262
70.01--75.00                          47      14,117,439.13        4.17       300,371.05      627      73.73      7.406
75.01--80.00                         676     205,032,436.99       60.55       303,302.42      655      79.93      7.598
80.01--85.00                          66      21,353,167.47        6.31       323,532.84      638      84.44      7.504
85.01--90.00                         143      47,573,430.06       14.05       332,681.33      636      89.53      7.844
90.01--95.00                         103      33,101,994.77        9.78       321,378.59      643      94.56      8.033
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099    $338,612,417.98      100.00%     $308,109.57      648      81.71%     7.644%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       69

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                      WEIGHTED
                                                                                                      AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
RATIO (%)                         LOANS         BALANCE          BALANCE       BALANCE      SCORE      RATIO      COUPON
-------------------------------------------------------------------------------------------------------------------------

10.01--15.00                           1    $     49,982.04        0.01%     $ 49,982.04      652      10.11%     8.625%
20.01--25.00                           1         104,000.00        0.03       104,000.00      646      22.61      6.775
30.01--35.00                           3         627,990.36        0.19       209,330.12      665      32.32      7.573
35.01--40.00                           1         136,999.99        0.04       136,999.99      628      36.93      8.775
40.01--45.00                           2         382,999.99        0.11       191,500.00      644      43.38      8.333
45.01--50.00                           6       1,733,499.97        0.51       288,916.66      631      48.19      7.902
50.01--55.00                           7       1,526,499.96        0.45       218,071.42      643      52.54      6.931
55.01--60.00                          10       3,157,984.98        0.93       315,798.50      633      57.86      7.068
60.01--65.00                          13       3,051,099.96        0.90       234,700.00      646      63.25      6.964
65.01--70.00                          19       6,417,892.30        1.90       337,783.81      628      69.09      7.276
70.01--75.00                          45      13,644,939.14        4.03       303,220.87      627      73.83      7.385
75.01--80.00                          60      21,192,859.57        6.26       353,214.33      640      79.45      7.487
80.01--85.00                          51      16,461,186.86        4.86       322,768.37      632      84.34      7.536
85.01--90.00                         139      46,749,323.32       13.81       336,326.07      636      89.53      7.839
90.01--95.00                         110      35,636,489.77       10.52       323,968.09      644      93.47      7.988
95.01--100.00                        631     187,738,669.76       55.44       297,525.63      657      80.13      7.611
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099    $338,612,417.98      100.00%     $308,109.57      648      81.71%     7.644%
-------------------------------------------------------------------------------------------------------------------------

                              DISTRIBUTION BY STATE

                                                                                                      WEIGHTED
                                                                                                      AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
STATE                             LOANS         BALANCE          BALANCE       BALANCE      SCORE      RATIO      COUPON
-------------------------------------------------------------------------------------------------------------------------

CA                                   445    $179,848,522.42       53.11%     $404,153.98      652      81.25%     7.513%
FL                                    89      20,464,655.02        6.04       229,939.94      636      82.75      7.948
NY                                    44      16,125,090.92        4.76       366,479.34      660      83.82      7.733
NV                                    48      13,807,557.46        4.08       287,657.45      653      81.20      7.772
AZ                                    58      13,035,468.31        3.85       224,749.45      657      79.98      7.713
MD                                    36      10,373,866.96        3.06       288,162.97      627      84.26      7.857
MA                                    30       9,702,158.39        2.87       323,405.28      636      79.09      7.674
NJ                                    26       7,564,649.86        2.23       290,948.07      628      80.47      7.628
HI                                    18       6,930,590.59        2.05       385,032.81      672      79.66      7.199
VA                                    18       5,975,172.96        1.76       331,954.05      647      86.96      7.937
IL                                    29       5,841,179.92        1.73       201,420.00      649      80.43      7.531
WA                                    26       5,746,561.49        1.70       221,021.60      634      84.03      7.509
MN                                    30       5,696,252.76        1.68       189,875.09      634      80.32      7.713
OR                                    18       4,847,325.83        1.43       269,295.88      641      81.99      7.776
CO                                    28       4,753,722.67        1.40       169,775.81      632      83.21      7.722
Other                                156      27,899,642.43        8.24       178,843.86      636      83.17      8.079
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099    $338,612,417.98      100.00%     $308,109.57      648      81.71%     7.644%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       70

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED    ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE      LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT     TO-VALUE     GROSS
OCCUPANCY                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO      COUPON
-----------------------------------------------------------------------------------------------------------------------------

Primary Residence                  1,058      $329,627,913.46        97.35%     $311,557.57       647      81.69%     7.623%
Second Home                           41         8,984,504.53         2.65       219,134.26       686      82.38      8.404
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57       648      81.71%     7.644%
-----------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED    ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE      LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT     TO-VALUE     GROSS
PROPERTY TYPE                      LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE       RATIO     COUPON
-----------------------------------------------------------------------------------------------------------------------------

One Family                           764      $240,792,839.89        71.11%     $315,173.87      647       81.25%     7.585%
Pud-Detached                         154        45,803,197.35        13.53       297,423.36      645       82.46      7.732
Condo                                 90        21,655,200.75         6.40       240,613.34      649       83.48      8.103
2-4 Unit                              51        20,463,230.88         6.04       401,239.82      662       82.60      7.505
Pud-Attached                          40         9,897,949.10         2.92       247,448.73      643       83.64      7.959
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648       81.71%     7.644%
-----------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED    ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-      AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT     TO-VALUE     GROSS
LOAN PURPOSE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO      COUPON
-----------------------------------------------------------------------------------------------------------------------------

Purchase                             608      $182,134,153.21        53.79%     $299,562.75      660        81.15%    7.704%
Cash Out                             363       119,076,904.20        35.17       328,035.55      632        82.74     7.649
Rate/Term                            128        37,401,360.57        11.05       292,198.13      642        81.16     7.336
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648        81.71%    7.644%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       71

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL    WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE      LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT     TO-VALUE     GROSS
DOCUMENTATION TYPE                 LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE      SCORE       RATIO      COUPON
-----------------------------------------------------------------------------------------------------------------------------

Full Documentation                   736      $215,258,346.15        63.57%     $292,470.58      640        82.25%    7.373%
Limited Documentation                 18         6,724,949.72         1.99       373,608.32      651        80.81     7.343
Stated Documentation                 345       116,629,122.12        34.44       338,055.43      662        80.76     8.162
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648        81.71%    7.644%
-----------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL    WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-      AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT     TO-VALUE     GROSS
CREDIT SCORE RANGE                 LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE      SCORE      RATIO       COUPON
-----------------------------------------------------------------------------------------------------------------------------

551--575                               1      $    324,999.96         0.10%     $324,999.96      567       74.71%      7.250%
576--600                             132        35,283,119.56        10.42       267,296.36      591       81.44       7.749
601--625                             284        81,348,519.86        24.02       286,438.45      613       82.10       7.740
626--650                             282        84,902,437.36        25.07       301,072.47      638       82.16       7.713
651--675                             173        57,636,701.76        17.02       333,160.13      662       81.59       7.538
676--700                             105        38,128,153.32        11.26       363,125.27      686       80.50       7.657
701--725                              54        19,595,514.93         5.79       362,879.91      712       81.45       7.394
726--750                              36        11,980,184.24         3.54       332,782.90      735       82.12       7.411
751--775                              21         6,783,460.26         2.00       323,021.92      760       81.31       7.247
776--800                               9         2,208,569.99         0.65       245,396.67      787       79.40       7.014
801--825                               2           420,756.74         0.12       210,378.37      815       86.16       8.041
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648       81.71%      7.644%
-----------------------------------------------------------------------------------------------------------------------------

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED    ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS          MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT     TO-VALUE     GROSS
(MONTHS)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
-----------------------------------------------------------------------------------------------------------------------------

0                                    215      $ 64,331,417.15        19.00%     $299,215.89      649       81.11%     8.202%
12                                    87        30,407,500.88         8.98       349,511.50      661       82.94      7.979
24                                   616       200,243,803.59        59.14       325,071.11      646       81.95      7.443
36                                   181        43,629,696.36        12.88       241,048.05      645       80.63      7.511
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648       81.71%     7.644%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       72

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED    ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-      AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT     TO-VALUE     GROSS
INITIAL CAP (%)                    LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE      SCORE      RATIO       COUPON
-----------------------------------------------------------------------------------------------------------------------------

1.000                                 4       $    774,779.02         0.23%     $193,694.76      642       86.34%      8.157%
1.500                               184         64,928,602.90        19.17       352,872.84      634       82.74       7.417
2.000                               911        272,909,036.06        80.60       299,570.84      651       81.45       7.696
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648       81.71%      7.644%
-----------------------------------------------------------------------------------------------------------------------------

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED    ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT     TO-VALUE    GROSS
PERIODIC CAP (%)                   LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE      SCORE       RATIO      COUPON
-----------------------------------------------------------------------------------------------------------------------------

1.000                                  4      $    774,779.02         0.23%     $193,694.76      642       86.34%     8.157%
1.500                              1,095       337,837,638.96        99.77       308,527.52      648       81.70      7.643
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648       81.71%     7.644%
-----------------------------------------------------------------------------------------------------------------------------

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL    WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE     AVERAGE     LOAN-      AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE      GROSS
ARM MARGIN (%)                     LOANS     PRINCIPAL BALANCE     BALANCE         BALANCE      SCORE      RATIO      COUPON
-----------------------------------------------------------------------------------------------------------------------------

5.001--6.000                         332      $106,236,123.90        31.37%     $319,988.32      654        82.33%     7.433%
6.001--7.000                         766       232,170,294.09        68.57       303,094.38      645        81.43      7.742
7.001--8.000                           1           206,000.00         0.06       206,000.00      607        68.67      6.250
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648        81.71%     7.644%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       73

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

12.001--13.000                        23      $  8,684,038.31         2.56%     $377,566.88      666      81.28%      5.809%
13.001--14.000                       236        79,806,948.36        23.57       338,165.04      658      80.29       6.664
14.001--15.000                       470       146,760,071.94        43.34       312,255.47      644      81.62       7.572
15.001--16.000                       292        81,910,819.59        24.19       280,516.51      644      82.57       8.452
16.001--17.000                        73        19,903,771.97         5.88       272,654.41      647      83.96       9.374
17.001--18.000                         5         1,546,767.81         0.46       309,353.56      631      90.91      10.233
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648      81.71%      7.644%
----------------------------------------------------------------------------------------------------------------------------

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MINIMUM MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.001--6.000                           9      $  3,140,740.36         0.93%     $348,971.15      683      82.23%      5.794%
6.001--7.000                         247        84,698,266.31        25.01       342,907.96      658      80.34       6.606
7.001--8.000                         473       147,412,051.94        43.53       311,653.39      644      81.61       7.570
8.001--9.000                         290        81,582,020.57        24.09       281,317.31      644      82.53       8.449
9.001--10.000                         75        20,232,570.99         5.98       269,767.61      647      84.11       9.371
10.001--11.000                         5         1,546,767.81         0.46       309,353.56      631      90.91      10.233
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648      81.71%      7.644%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       74

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC4     $1,550,814,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 18, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
INITIAL INTEREST RATE             MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ADJUSTMENT DATE                    LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

02/01/2008                             1      $    441,600.00         0.13%     $441,600.00      617      80.00%     6.000%
03/01/2008                            11         3,884,375.60         1.15       353,125.05      626      85.73      6.820
04/01/2008                            25         9,320,106.45         2.75       372,804.26      625      85.07      7.213
05/01/2008                            33        12,245,713.02         3.62       371,082.21      634      81.24      7.544
06/01/2008                            95        35,672,654.48        10.53       375,501.63      634      83.04      7.309
07/01/2008                           329       108,711,500.87        32.10       330,430.09      653      81.56      7.649
08/01/2008                           314        99,976,914.71        29.53       318,397.82      653      81.88      7.797
09/01/2008                             1           253,600.00         0.07       253,600.00      636      80.00      7.825
05/01/2009                             1            87,297.85         0.03        87,297.85      636      90.00      8.650
06/01/2009                             2           446,200.00         0.13       223,100.00      642      92.44      7.386
07/01/2009                            27         6,835,410.03         2.02       253,163.33      636      83.92      8.056
08/01/2009                           259        60,422,044.95        17.84       233,289.75      648      79.85      7.687
09/01/2009                             1           315,000.00         0.09       315,000.00      745      90.00      7.175
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648      81.71%     7.644%
----------------------------------------------------------------------------------------------------------------------------

                            DISTRIBUTION BY LIEN TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

First Lien                         1,099      $338,612,417.98       100.00%     $308,109.57      648      81.71%     7.644%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,099      $338,612,417.98       100.00%     $308,109.57      648      81.71%     7.644%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       75